                                                                    EXHIBIT 10.4

                 DEBTOR IN POSSESSION REVOLVING CREDIT AGREEMENT

                                   dated as of

                                December 14, 2004

                                  by and among

                             DATATEC SYSTEMS, INC.,
                             a Delaware corporation

                                       and

                            DATATEC INDUSTRIES, INC.,
                            a New Jersey corporation
                                 as "BORROWERS"

                                       and

                    ALPINE ASSOCIATES, A LIMITED PARTNERSHIP,
                        a New Jersey limited partnership
                                   as "LENDER"

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE 1
                                  DIP FACILITY

                                    ARTICLE 2
                           INTEREST, FEES AND CHARGES

                                    ARTICLE 3
                               LOAN ADMINISTRATION
Section 3.1 Manner of Borrowing and Funding Revolving Advances.................4
                                    ARTICLE 4
                                    PAYMENTS

                                    ARTICLE 5
                     DIP TERM AND TERMINATION OF COMMITMENT
Section 5.1 Term of Commitment.................................................7
Section 5.2 Termination........................................................7
                                    ARTICLE 6
                        COLLATERAL SECURITY AND GUARANTEE

                                    ARTICLE 7
                            COLLATERAL ADMINISTRATION

                                       i

                                    ARTICLE 8
                         REPRESENTATIONS AND WARRANTIES
Section 8.1 General Representations and Warranties............................13
Section 8.2 Reaffirmation of Representations and Warranties...................15
                                    ARTICLE 9
                       COVENANTS AND CONTINUING AGREEMENTS
Section 9.1 Affirmative Covenants.............................................15
Section 9.2 Negative Covenants................................................17
                                   ARTICLE 10
                              CONDITIONS PRECEDENT

                                   ARTICLE 11
                               EVENTS OF DEFAULT;
                         RIGHTS AND REMEDIES ON DEFAULT

                                   ARTICLE 12
              BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

                                   ARTICLE 13
                                  MISCELLANEOUS

                                       ii

Section 13.17 Release.........................................................31
Section 13.18 Joint and Several Liability of Borrowers........................31
                                   APPENDIX A
                               GENERAL DEFINITIONS

                             SCHEDULES AND EXHIBITS

Exhibit A  -      Form of Note
Exhibit B  -      Form of Notice of Borrowing
Exhibit C  -      IBM Facility
Exhibit D  -      Palladin Facility
Exhibit E  -      Alpine Pre-Petition Note
Exhibit F  -      Budget for First 13 Weeks

Schedule 7.1(a)   Location of Collateral
Schedule 8.1(d)   Liens
Schedule 8.1(o)   Pledged Securities
Schedule 8.1(p)   Subsidiaries of Borrowers

                                      iii

            THIS DEBTOR IN POSSESSION  REVOLVING CREDIT  AGREEMENT,  dated as of
December 14, 2004, by and among DATATEC  SYSTEMS,  INC., a Delaware  corporation and a Chapter 11  debtor-in-possession  ("SYSTEMS"  and a  "BORROWER"),  DATATEC
INDUSTRIES, INC., a New Jersey corporation and a Chapter 11 debtor-in-possession
("INDUSTRIES",  a "BORROWER"  and together with Systems,  the  "BORROWERS")  and
ALPINE  ASSOCIATES,  A LIMITED  PARTNERSHIP,  a New Jersey  limited  partnership
(together with its successors and assigns, "LENDER").  Capitalized terms used in this  Agreement and not otherwise  defined in this  Agreement  have the meanings assigned to them in APPENDIX A, General Definitions.

                                R E C I T A L S:

            A.  Borrowers  are  debtors-in-possession  under  Chapter  11 of the
Bankruptcy  Code in cases (the  "CHAPTER 11 CASE")  pending in the United States
Bankruptcy  Court  for  the  District  of  Delaware  (the  "BANKRUPTCY  COURT").
Borrowers  have  requested  that Lender  extend  financing on a secured basis to
Borrowers  in  connection  with  the  Chapter  11 Case in  accordance  with  the provisions of this Agreement.

            B. Lender is willing to make loans and other extensions of credit to
Borrowers on a joint and several  basis,  subject to the terms and conditions of this  Agreement  and  subject  to the  terms  and  conditions  set  forth in the
Financing Orders.

            NOW,  THEREFORE,  in  consideration  of the  premises and the mutual covenants and agreements  herein  contained,  the parties hereto hereby agree as follows:

                                    ARTICLE I
                                  DIP FACILITY

            Subject to the terms and  conditions  of, and in  reliance  upon the representations  and  warranties  made in,  this  Agreement  and the  other  DIP
Financing  Documents,  Lender  agrees  to make  the DIP  Facility  available  to
Borrowers on a joint and several basis, as follows:

            Section 1.1 REVOLVING ADVANCES.

            (a) GENERAL.  The DIP Facility  shall consist of a revolving  credit loan  facility  in  the  amount  of up to  $2,500,000  (the  "COMMITMENT")  made available  to  Borrowers  upon the entry by the  Bankruptcy  Court of an Interim
Financing  Order and  composed of advances  (each,  a "REVOLVING  ADVANCE"  and, collectively,  "REVOLVING  Advances") made from time to time by Lender to either
Borrower in accordance  with,  and subject to, the terms and  conditions of this
Agreement;  PROVIDED  that the  Bankruptcy  Court shall have  entered an Interim
Financing  Order no later than close of  business  on  December  21,  2004;  and
PROVIDED FURTHER that the additional conditions precedent described elsewhere in this Agreement  shall have been fulfilled.  Prior to the Commitment  Termination
Date, Revolving Advances that are repaid or prepaid may be reborrowed; PROVIDED,
HOWEVER,  that at no time shall the Aggregate  Advances exceed the lesser of (i)
the Commitment and (ii) the Borrowing Base.

                                       1

            (b) ENTRY OF FINANCING  ORDERS BY THE BANKRUPTCY  COURT.  As soon as practicable  after the  Bankruptcy  Court  enters  an  Interim  Financing  Order approving  the terms of the DIP Facility (in form and  substance  acceptable  to
Lender  in its  sole  and  absolute  discretion)  and  the  satisfaction  of the additional conditions precedent set forth in Article 10 of this Agreement Lender shall extend credit,  in an amount  approved by the Bankruptcy  Court;  PROVIDED that the  Aggregate  Advances  shall at no time  exceed  the  lesser  of (i) the
Commitment and (ii) the Borrowing  Base; and PROVIDED  FURTHER that Lender shall not be obligated to extend any credit if an Event of Default has occurred and is continuing,  or the Bankruptcy Court shall not have entered an Interim Financing
Order on or before December 21, 2004.

            Section 1.2 NOTES. At the option of Lender,  the Revolving  Advances shall  be  evidenced  by one  or  more  promissory  notes  (each  a  "NOTE"  and collectively  the "NOTES") of the  applicable  Borrower in the form of Exhibit A hereto,  dated as of the  Closing  Date,  payable  to the  order of  Lender  and otherwise duly completed.  The original aggregate principal amount of the Notes, if any, will be not more than $2,500,000.

            Section  1.3  USE  OF  PROCEEDS.  Notwithstanding  anything  to  the contrary  contained herein, in no event shall proceeds of Revolving  Advances or any of the  Collateral  be  used  to pay any  expenses  (including  Professional
Expenses)  incurred  in  connection  with  the  investigation,   formulation  or
assertion of or joinder in any claim,  counterclaim,  action,  contested matter, objection,  defense or other proceeding,  the purpose of which is to seek or the result of which would be to obtain any order, judgment,  declaration, or similar relief 1. invalidating, setting aside, avoiding or subordinating, in whole or in part,  any of the  Obligations  or Liens and  security  interests  in any of the
Collateral  granted to Lender  under the DIP  Financing  Documents or the Alpine
Pre-Petition Note Documents;  1. declaring any of the DIP Financing Documents or
the  Alpine   Pre-Petition  Note  Documents  to  be  invalid,   not  binding  or
unenforceable in any respect, 1. preventing,  enjoining,  hindering or otherwise delaying  Lender's  enforcement  of any of the DIP  Financing  Documents  or the
Alpine Pre-Petition Note Documents or any realization upon any Collateral; or 1.
declaring  any Liens  granted or  purported  to be granted  under any of the DIP
Financing Documents or the Alpine Pre-Petition Note Documents to have a priority other than the priority set forth therein.  Nothing in this Section 1.3 shall be construed  to waive  Lender's  right  to  object  to any  requests,  motions  or applications  made  in  or  filed  with  the  Bankruptcy  Court,  including  any applications  for interim or final  allowances  of  Professional  Expenses.  The proceeds of the Revolving Advances shall be available,  and each Borrower agrees that it shall use such proceeds,  solely (a) for the short-term  working capital liquidity  needs of such Borrower,  (b) the general  corporate  purposes of such
Borrower,  (c) to pay the  Origination  Fee and other items as  permitted by the
Budget  and (d) to  repay  or  prepay  any  amounts  in  respect  of the  Alpine
Pre-Petition Note Documents.

                                   ARTICLE 2
                           INTEREST, FEES AND CHARGES

            Section 2.1. INTEREST.RATES OF INTEREST. Borrowers agree, on a joint and several basis, to pay interest in respect of all unpaid principal amounts of the Revolving  Advances from the  respective  dates such  principal  amounts are advanced until paid (whether at stated  maturity,  on acceleration or otherwise)
at a rate per annum  (determined  monthly  in  accordance  with  Section  4.2(b)

                                       2

hereof)  equal to the  greater of (i) ten  percent  (10.00%)  or (ii) LIBOR plus seven percent (7.00%) (the "INTEREST RATE").

            (b) DEFAULT RATE OF INTEREST.  From and after the  occurrence of any
Event of Default,  but only so long as such Event of Default is continuing,  the outstanding principal amount of the Obligations (and, to the extent permitted by
Applicable Law, all past due interest) shall bear interest at the Default Rate.

            Section 2.2 REIMBURSEMENT  OBLIGATIONS.  Borrowers shall, on a joint and  several  basis,  reimburse  Lender for all  reasonable  legal,  accounting, appraisal and other fees and expenses  incurred by Lender (without  duplication)
in  connection  with  1.  the  negotiation  and  preparation  of any of the  DIP
Financing Documents and the Alpine Pre-Petition Note Documents, any amendment or modification to any of the DIP Financing  Documents and the Alpine  Pre-Petition
Note Documents, any waiver of any Default or Event of Default thereunder, or any restructuring or forbearance with respect thereto;  1. the administration of the
DIP  Financing  Documents  and the Alpine  Pre-Petition  Note  Documents and the
transactions  contemplated  thereby;  1. any action taken to perfect or maintain the  perfection or priority of any of Lender's  Liens with respect to any of the
Collateral;  1. any inspection of or audits conducted with respect to Borrowers'
books and records or any of the Collateral (which shall not, in the absence of a continuing  Event  of  Default,  occur  more  frequently  than  one  time in any three-month period); 1. any effort to verify, protect,  preserve, or restore any of the  Collateral  or to collect,  sell,  liquidate or otherwise  dispose of or realize upon any of the Collateral;  1. any litigation,  contest, dispute, suit, proceeding or action (whether  instituted by or against Lender,  either Borrower or any  other  Person)  in any  way  arising  out of or  relating  to any of the
Collateral  (or the validity,  perfection  or priority of any of Lender's  Liens thereon),  any of the DIP  Financing  Documents,  the Alpine  Pre-Petition  Note
Documents or the validity, allowance or amount of any of the Obligations; 1. the protection  or  enforcement  of any rights or remedies  of Lender  under the DIP
Financing Documents or the Alpine Pre-Petition Note Documents; (viii) monitoring the Chapter 11 Case; and (ix) any other action taken by Lender to enforce any of the rights or remedies of Lender against  either  Borrower or any Account Debtor to enforce  collection of any of the Obligations or payments with respect to any of the Collateral.  All amounts chargeable to Borrowers,  on a joint and several basis,  under this Section 2.2 shall constitute  Obligations that are secured by all of the Collateral and shall be payable to Lender on demand.  Borrowers shall also reimburse Lender for reasonable  out-of-pocket  expenses incurred by Lender in its  administration  of any of the Collateral to the extent and in the manner provided in Article 7 hereof or in any of the other DIP  Financing  Documents or the Alpine  Pre-Petition Note Documents.  The foregoing shall be in addition to, and  shall not be  construed  to limit,  any other  provision  of any of the DIP
Financing  Documents or the Alpine  Pre-Petition  Note  Documents  regarding the reimbursement  by  Borrowers  of costs,  expenses  or  liabilities  suffered  or incurred by Lender.  Notwithstanding  the  foregoing,  Borrowers'  obligation to reimburse  Lender for fees and expenses  incurred by Lender prior to the Closing
Date in connection with preparation and negotiation of this Agreement, the other
DIP Financing  Documents and the Alpine  Pre-Petition  Note Documents  shall not exceed $75,000.

            Section 2.3 FEES.ORIGINATION  FEE. Borrowers shall pay to Lender, on the Closing Date, the Origination Fee.

                                       3

            (b) UNUSED FACILITY FEE. Borrowers shall pay to Lender,  monthly, in arrears,  an unused  facility  fee (the  "UNUSED  FACILITY  FEE") for the period commencing on the Closing Date and  terminating  on the  Commitment  Termination
Date  (computed on the basis of the actual number of days elapsed over a year of
360 days) equal to  one-quarter  of one  percent  (0.25%) per annum of the daily
Unused Commitment.

            (c) EARLY TERMINATION FEE. Borrowers shall pay the Early Termination
Fee in accordance with Section 5.2(b) hereof.

            Section  2.4  MAXIMUM  INTEREST.  In no event  whatsoever  shall the aggregate  of all amounts  deemed  interest  hereunder  and charged or collected pursuant to the terms of this  Agreement  exceed the Maximum Rate, nor shall any provisions hereof be construed as a contract to pay for the use,  forbearance or detention  of money  with  interest  at a rate or in an  amount in excess of the
Maximum Rate. If any provisions of this Agreement contravene any Applicable Law, such  provisions  shall be deemed  amended to conform  to such  Applicable  Law.
Notwithstanding  anything to the contrary contained herein, no provision of this
Agreement  shall  require  the payment or permit the  collection  of interest in excess of the Maximum  Rate. If any excess of interest in such respect is herein provided for, or shall be  adjudicated  to be so provided,  in this Agreement or otherwise in  connection  with this loan  transaction,  the  provisions  of this paragraph  shall govern and  prevail,  and neither  Borrower  nor the  sureties, guarantors,  successors or assigns of either  Borrower shall be obligated to pay the excess  amount of such  interest,  or any other excess sum paid for the use, forbearance  or  detention  of sums loaned  pursuant  hereto.  If for any reason interest  in excess of the  Maximum  Rate shall be deemed  charged,  required or permitted  by any court of  competent  jurisdiction,  any such  excess  shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Agreement;  and, if the principal  amount hereof has been paid in full, any remaining excess shall forthwith be paid to Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate,  Borrowers  shall, to the extent  permitted  by  Applicable  Law, 1.  characterize  any  non-principal payment as an expense,  fee,  or premium  rather than as  interest,  1.  exclude voluntary  prepayments  and  the  effects  thereof,  and 1.  amortize,  prorate, allocate,  and spread in equal or  unequal  parts the total  amount of  interest throughout the entire  contemplated  term of the indebtedness  evidenced by this
Agreement  so that the  interest for the entire term does not exceed the Maximum
Rate.

                                   ARTICLE 3
                               LOAN ADMINISTRATION

            Section 3.  MANNER OF  BORROWING  AND  FUNDING  REVOLVING  ADVANCES.
Revolving  Advances  under the DIP Facility shall be made and funded as follows:

            (a) NOTICE OF BORROWING.  Whenever either Borrower desires to make a
Borrowing  under this  Agreement,  such Borrower shall give Lender prior written notice of such Borrowing  request (a "NOTICE OF  BORROWING"),  which shall be in the form of EXHIBIT B annexed hereto and signed by a Senior  Officer.  Each such
Notice of  Borrowing  shall be given by such  Borrower no later than 11:00 a.m.,
New York City time,  at the office of Lender,  as designated by Lender from time to time, on the requested funding date of such Borrowing. Notices received after
11:00 a.m.  shall be deemed  received on the next  Business  Day. Each Notice of
Borrowing shall be irrevocable and shall specify,  in addition to everything set

                                       4

forth on Exhibit B, 1. the principal amount of the Borrowing, 1. the date of the
Borrowing  (which shall be a Business  Day), 1. the proposed use of the proceeds thereof  and (D) a  calculation  of the  Borrowing  Base as of the  date of such
Notice of Borrowing.  Each Borrowing  shall be composed of one or more Revolving
Advances  and Lender  shall  endorse the date and amount of each such  Revolving
Advance on the schedule  attached to the corresponding  Note, if any.  Borrowers shall,  collectively,  make no more  than  three  (3)  Borrowings  in any  seven consecutive days.

            (b)  FUNDINGS  BY  LENDER.  Subject  to its  receipt  of a Notice of
Borrowing as provided in Section  3.1(a),  and in compliance  with the terms and conditions  hereof,  Lender  shall make the proceeds of each  Revolving  Advance available to the applicable  Borrower by disbursing  such proceeds in accordance with such  Borrower's  disbursement  instructions  set  forth in the  applicable
Notice of Borrowing.

                                   ARTICLE 4
                                    PAYMENTS

            Section 4.1 GENERAL PAYMENT PROVISIONS.  All payments (including all prepayments)  of principal of and interest on the  Revolving  Advances and other
Obligations  that are payable to Lender  shall be made to Lender's  Account,  or such other  account as Lender may specify to Borrowers  in writing,  in Dollars, without any offset or counterclaim and free and clear of (and without  deduction for) any present or future  Taxes,  by wire  transfer of  immediately  available funds not later than 2:00 p.m., New York City time, on the due date therefor.

            Section 4.2  REPAYMENT OF REVOLVING  ADVANCES.PAYMENT  OF PRINCIPAL.
The  outstanding  principal  amounts of all Revolving  Advances shall be due and payable on the Maturity Date.

            (b) PAYMENT OF INTEREST.  Interest accrued on each Revolving Advance shall be computed monthly based on the actual number of days elapsed over a year of 360 days and shall be due and payable on the first Business Day of each month
(for the immediately preceding month), computed through the last calendar day of the preceding month. Accrued but unpaid interest shall also be paid by Borrowers on the Maturity Date. The Interest Rate applicable to all outstanding  Revolving
Advances shall be determined by Lender on the first Business Day of each month.

            Section  4.3  PAYMENT  OF  OTHER  OBLIGATIONS.  The  balance  of the
Obligations  requiring the payment of money,  including  Extraordinary  Expenses incurred by Lender,  shall be repaid by Borrowers to Lender as and when provided in the DIP Financing  Documents or the Alpine  Pre-Petition  Note Documents,  as
applicable,  or,  if no  date  of  payment  is  otherwise  specified  in the DIP
Financing Documents or the Alpine Pre-Petition Note Documents, on demand.

            Section 4.4  MARSHALLING;  PAYMENTS  SET ASIDE.  Lender shall not be under any  obligation  to  marshal  any  assets in favor of either  Borrower  or against  or in  payment of any or all of the  Obligations.  To the  extent  that
Borrowers make a payment or payments to Lender or Lender  receives  payment from the  proceeds  of any  Collateral  or  exercises  its right of setoff,  and such payment or payments or the proceeds of  Collateral or setoff or any part thereof are subsequently  invalidated,  declared to be fraudulent or  preferential,  set aside or required to be repaid to a trustee,  receiver or any other party,  then

                                       5

to the extent of such  recovery,  the  Obligations  or part  thereof  originally intended to be satisfied,  and all Liens, rights and remedies therefor, shall be revived and  continued  in full force and effect as if such payment had not been made or such  enforcement  or setoff had not  occurred.  The  provisions  of the immediately  preceding sentence of this Section 4.4 shall survive the Commitment
Termination Date, the Maturity Date and Full Payment of the Obligations.

            Section 4.5 APPLICATION OF PAYMENTS AND  COLLECTIONS.  All monies to be applied to the Obligations,  whether such monies represent voluntary payments by Borrowers or are received pursuant to demand for payment or realized from any disposition of  Collateral,  shall be applied as follows:  1. first,  to pay the amount of Extraordinary Expenses and amounts owing to Lender pursuant to Section
13.11 hereof that have not been reimbursed to Lender by Borrowers, together with interest accrued thereon at the Interest Rate; 1. second, to pay any Indemnified
Amount that has not been paid to Lender by  Borrowers,  together  with  interest accrued thereon;  1. third, to pay any fees due and payable to Lender (including fees and expenses  payable under the Alpine  Pre-Petition  Note  Documents);  1.
fourth,  in  payment of accrued  and  unpaid  interest  in respect of the Alpine
Pre-Petition  Note; (v) fifth, in payment of the unpaid  principal amount of the
Alpine  Pre-Petition Note; (vi) sixth, in payment of accrued and unpaid interest in respect of the Revolving  Advances;  (vii) seventh,  in payment of the unpaid principal of the Revolving Advances;  and (viii) eighth, in payment of any other
Obligations then outstanding.

            Section  4.6  RECEIPT OF  PAYMENTS  AND  COLLECTIONS.  All  payments received by Lender by 12:00 noon,  New York City time, on any Business Day shall be deemed  received on that Business  Day. All Payment Items  received by Lender after  12:00  noon,  New York City  time,  on any  Business  Day shall be deemed received  on the next  Business  Day.  Except to the  extent  that the manner of application  to the  Obligations  of  payments  or  proceeds  of  Collateral  is expressly governed by other provisions of this Agreement,  Borrowers irrevocably waive the right to direct the application of any and all payments and Collateral proceeds at any time or times received by Lender from or on behalf of Borrowers, and Borrowers  hereby  irrevocably  agree that Lender shall have the  continuing exclusive  right to apply and reapply any and all such  payments and  Collateral proceeds  received at any time or times hereafter by Lender or its agent against the  Obligations,  in such manner as Lender may deem advisable,  notwithstanding any entry by Lender upon any of its books and records.

            Section 4.7 PREPAYMENTS.

            (a)  VOLUNTARY  PREPAYMENTS.  From and  after  the date on which all amounts in respect of the  Alpine  Pre-Petition  Note shall have been  repaid in full, Borrowers may prepay the Revolving Advances at any time without premium or penalty.

            (b) MANDATORY  PREPAYMENTS.  A mandatory prepayment of the Revolving
Advances shall be due on any date 1. either  Borrower shall receive Net Proceeds from any Asset  Disposition  in an  amount  equal to such Net  Proceeds  (not to exceed the Aggregate  Advances,  plus accrued and unpaid interest  thereon),  1.
either  Borrower  shall  receive  any Tax Refund in an amount  equal to such Tax
Refund (not to exceed the Aggregate  Advances,  plus accrued and unpaid interest thereon)  and (iii) the  Aggregate  Advances  shall exceed the lesser of the (i)
Commitment and (ii) the Borrowing Base, in an amount equal to such excess.

                                       6

                                   ARTICLE 5
                     DIP TERM AND TERMINATION OF COMMITMENT

            Section 5.1 TERM OF  COMMITMENT.  Subject to Lender's right to cease making Revolving Advances to Borrowers when any Default exists and is continuing or upon the Commitment  Termination  Date, the Commitment shall be in effect for the DIP  Term.  The DIP  Term  may be  extended  by  written  agreement  between
Borrowers  and  Lender  without  further  notice  or  hearing  or  order  by the
Bankruptcy Court.

            Section 5.2  TERMINATION.TERMINATION BY LENDER. Lender may terminate the DIP Facility at any time, without notice to Borrowers,  after the occurrence and during the continuance of an Event of Default.

            (b) TERMINATION BY BORROWERS.  Borrowers may  voluntarily  terminate the DIP Facility at any time upon (i) 10 days prior written notice to Lender and
(ii) payment of the Early  Termination  Fee, which shall  accompany such notice;
PROVIDED,  HOWEVER,  no such  termination by Borrowers  shall be effective until
Full Payment of the Obligations.  Unless Lender otherwise agreed in writing, any notice of termination given by Borrowers shall be irrevocable and any payment of the Early Termination Fee made by Borrowers shall be  non-refundable.  Borrowers may elect to terminate the DIP Facility in its entirety only.

            (c) EFFECT OF TERMINATION.  On the Commitment  Termination Date, all
of the Obligations  shall be immediately due and payable,  and Lender shall have no further  obligation  to make any  Revolving  Advances.  Immediately  upon the occurrence of the Commitment  Termination Date (other than the occurrence of the
Maturity Date pursuant to clause (c) of the  definition of Maturity  Date),  the
Early  Termination Fee shall become fully earned and immediately due and payable
to   Lender.   All   undertakings,   agreements,   covenants,   warranties   and
representations  of Borrowers  contained in the DIP  Financing  Documents  shall survive any such termination and Lender shall retain its Liens in the Collateral
and  all  of  its  rights  and  remedies  under  the  DIP  Financing   Documents
notwithstanding  such  termination  until Full Payment of the  Obligations.  The provisions  of  Section  2.2,  Section  4.4,  and this  Section  5.2(c)  and all obligations of Borrowers to indemnify Lender pursuant to this Agreement shall in all events survive any termination of the Commitment.

                                    ARTICLE
                        COLLATERAL SECURITY AND GUARANTEE

            Section 6.1 GRANT OF SECURITY INTEREST IN COLLATERAL.  To secure the prompt and Full Payment and performance of all of the Obligations, each Borrower hereby grants to Lender,  pursuant to Section 364(d) of the  Bankruptcy  Code, a priming,  first  priority  (except as  otherwise  provided in the Section  6.5), fully-perfected security interest in and Lien upon all of the following Property and  interests  in Property of such  Borrower,  whether now owned or existing or hereafter created, acquired or arising (irrespective of whether the same existed on or was created or acquired after the Closing Date):

            (a) all Accounts;

            (b) all Inventory;

                                       7

            (c) all Equipment;

            (d) all General Intangibles (including all Intellectual Property);

            (e) all Instruments;

            (f) all Chattel Paper;

            (g) all Documents;

            (h) all Investment Property (including all Pledged Securities);

            (i) all other  goods and  personal  property,  whether  tangible  or intangible,  wherever located,  including money,  deposit  accounts,  securities accounts,  letters of credit, all rights of payment or performance under letters of credit and insurance policies;

            (j) all Real Property;

            (k) all Avoidance Claims (upon Court approval of the Final Financing
Order);

            (l) all money and other Property of any kind,  whether or not in the possession or under the control of Lender or a bailee of Lender;

            (m) all  cash  and  non-cash  proceeds  of (a)  through  (l)  above, including  proceeds of and unearned premiums with respect to insurance  policies insuring any of the Collateral; and

            (n)  all  books  and  records  (including   customer  lists,  files,
correspondence,   tapes,  computer  programs,  print-outs,  and  other  computer materials  and records) of each  Borrower  pertaining  to any of (a) through (m)
above.

Furthermore,   all  Obligations  of  Borrowers  shall  constitute  superpriority administrative claims under Section 364(c) of the Bankruptcy Code, senior to (i)
all  other  administrative  claims  in the  Chapter  11 Case (or the case of any
Borrower), (ii) all claims under Sections 506(c) and 507 of the Bankruptcy Code, and (iii) all obligations of any Borrower under the Pre-Petition Loan Agreements
(and any claims or obligations  arising under any order of the Bankruptcy  Court in favor or the lenders in respect of such Pre-Petition Loan Agreements) and any other secured or unsecured debt or other obligations of either Borrower existing on the date hereof.  For the  avoidance of doubt,  as provided in the  Financing
Orders, the Liens securing the Obligations shall be senior to Liens securing the obligations under the Pre-Petition Loan Agreements and any other secured debt of either  Borrower  existing on the date hereof or granted  under any order of the
Bankruptcy Court (including any adequate  protection liens granted in respect of the  Pre-Petition  Loan  Agreements)  notwithstanding  the time of attachment or perfection or any other event or occurrence.

            Section 6.2 OTHER  COLLATERAL.  In addition to the items of Property referred to in Section 6.1 above,  the Obligations  shall also be secured by all of the other  items of Property  from time to time  described  in the  Financing
Orders or any of the Security Documents as security for all of the Obligations.

                                       8

            Section 6.3 LIEN ON DEPOSIT ACCOUNTS. As additional security for the
Full Payment and performance of the Obligations,  and without limiting the other provisions  of this Article 6 or the  Financing  Orders,  each  Borrower  hereby grants to Lender a  continuing  security  interest in and Lien upon,  and hereby collaterally assigns to Lender, all of such Borrower's right, title and interest in and to any  deposits  or other  sums at any  time  credited  to each  Deposit
Account.  In connection with the foregoing,  each Borrower hereby authorizes and directs  each bank or other  depository  to pay or  deliver  to Lender  upon its written  demand  therefor  made at any time upon the  occurrence  and during the continuation  of an Event of Default and  without  further  notice to  Borrowers
(such  notice  being  hereby  expressly  waived),  all  balances in each Deposit
Account  maintained by Borrowers  with such  depository  for  application to the
Obligations  then  outstanding,  and the rights given Lender in this Section 6.3 shall be cumulative  with and in addition to Lender's  other rights and remedies in regard to the  foregoing  Property as proceeds of  Collateral.  Each Borrower hereby irrevocably  appoints Lender as its  attorney-in-fact  to collect any and all such  balances to the extent any such  payment is not made to Lender by such bank or other depository after demand thereon is made by Lender pursuant hereto.

            Section 6.4 LIEN  PERFECTION;  FURTHER  ASSURANCES.  Promptly  after
Lender's request  therefor,  Borrowers shall execute or cause to be executed and deliver to Lender such instruments,  assignments, title certificates, mortgages, control  agreements or other  documents as are necessary  under the UCC or other
Applicable Law (including  any motor vehicle  certificates  of title) to perfect
(or continue the  perfection  of) Lender's Lien upon the  Collateral,  and shall take such other  action as may be requested by Lender to give effect to or carry out the intent and purposes of this Agreement.  Each Borrower hereby  authorizes
Lender to file any financing statement which may be necessary or desirable under the UCC without the signature of such Borrower. The parties agree that a carbon, photographic  or other  reproduction  of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

            Section 6.5 LIEN PRIORITY.  The Liens and security interests granted to Lender  pursuant to the  provisions  of this Article 6 and pursuant to any of the DIP Financing Documents shall be first priority Liens and security interests in the  Collateral  owned by each Borrower,  subject only to the Carve-Out,  and except as expressly provided  otherwise in the Financing Orders.  Until the Full
Payment of the  Obligations,  the right to enforce  remedies  in the  Collateral shall be exclusive to Lender and no other person  having a security  interest in the Collateral shall be entitled to enforce any remedies in the Collateral until
Full Payment of the Obligations without the written consent of Lender.

                                   ARTICLE 7
                            COLLATERAL ADMINISTRATION

            Section 7.1 GENERAL PROVISIONS.LOCATIONS OF COLLATERAL. All tangible items of Collateral, other than Inventory in transit, shall at all times be kept by Borrowers at one or more of the business locations of Borrowers  described in
Schedule  7.1(a)  hereof  and shall not be moved  therefrom,  without  the prior written  approval of Lender,  except that prior to the occurrence of an Event of
Default,  Borrowers may 1. make sales or other dispositions of any Collateral to the extent  authorized by Section 7.4(b) hereof, 1. move Inventory or any record relating to any  Collateral  to a location in the United States other than those described in Schedule 7.1(a), so long as Borrowers have given Lender at least 10

                                       9

days prior written notice of such new location, and (iii) use Equipment at other locations in the United States in the Ordinary Course of Business.

            (b) INSURANCE OF COLLATERAL;  CONDEMNATION PROCEEDS. Borrowers shall maintain and pay for insurance upon all Collateral,  wherever located,  covering casualty,  hazard,  public  liability,  and such other risks in such amounts and with such insurance companies as are reasonably  satisfactory to Lender.  Lender acknowledges that Borrowers' existing insurance coverage and insurance companies are  satisfactory.  All proceeds payable under each such policy shall be payable to Lender for  application  to the  Obligations.  Borrowers  shall  deliver  the originals  or  certified  copies of such  policies to Lender  with loss  payable endorsements  reasonably  satisfactory  to  Lender,  naming  Lender as sole loss payee, assignee or additional insured, as appropriate.  Each policy of insurance or  endorsement  shall  contain a clause  requiring the insurer to give not less than 30 days prior written notice to Lender in the event of  cancellation of the policy for any reason.  If Borrowers fail to provide and pay for such insurance,
Lender may, at its option,  but shall not be required  to,  procure the same and charge  Borrowers  therefor.  Borrowers agree to deliver to Lender,  promptly as rendered,  true copies of all reports made in any  reporting  forms to insurance companies.  For so  long  as no  Event  of  Default  exists  and is  continuing,
Borrowers  shall have the right to settle,  adjust and compromise any claim with respect to any  insurance  maintained  by Borrowers  provided  that all proceeds thereof are applied in the manner specified in this Agreement, and Lender agrees promptly to provide any necessary  endorsement to any checks or drafts issued in payment of any such claim. At any time that a Default or Event of Default exists and is  continuing,  only  Lender  shall be  authorized  to  settle,  adjust and compromise  such claims.  Lender shall have all rights and remedies with respect to such  policies of insurance as are  provided  for in this  Agreement  and the other DIP Financing Documents.

            (c) PROTECTION OF COLLATERAL.  All expenses of protecting,  storing, warehousing,  insuring,  handling,  maintaining and shipping any Collateral, all
Taxes imposed under any Applicable Law on any of the Collateral or in respect of the sale thereof,  and all other  payments  required to be made by Lender to any
Person to realize upon any Collateral  shall be borne and paid by Borrowers.  If
Borrowers fail to pay promptly any portion  thereof when due, Lender may, at its option,  but  shall  not be  required  to,  pay the  same and  charge  Borrowers therefor.  Lender  shall  not be  liable  or  responsible  in any  way  for  the safekeeping of any of the  Collateral or for any loss or damage thereto  (except for reasonable  care in the custody  thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default  of any  warehouseman,  carrier,  forwarding  agency,  or  other  Person whomsoever, but the same shall be at Borrowers' sole risk.

            (d)  DEFENSE OF TITLE TO  COLLATERAL.  Borrowers  shall at all times defend its title to the  Collateral  and  Lender's  Liens  therein  against  all
Persons and all claims and demands whatsoever.

            Section 7.2 ADMINISTRATION OF ACCOUNTS.

                                       10

            (a) RECORDS AND  SCHEDULES OF  ACCOUNTS.  Each  Borrower  shall keep accurate and complete  records of its Accounts1 and all payments and collections thereon  and  shall  submit to Lender  on such  periodic  basis as Lender  shall request  a sales  and  collections  report  for the  preceding  period,  in form satisfactory  to Lender.  On or before the 20th day of each month from and after the date  hereof,  Borrowers  shall  deliver to Lender,  in form  acceptable  to
Lender,  a detailed aged trial  balance of all Accounts  existing as of the last day of the preceding month, specifying the names,  addresses,  face value, dates of invoices  and due dates for each  Account  Debtor  obligated on an Account so listed,  and, upon Lender's request therefor,  copies of proof of delivery and a copy of all documents,  including repayment histories and present status reports relating to the Accounts so  scheduled  and such other  matters and  information relating  to the status of then  existing  Accounts as Lender  shall  reasonably request.  At the request of Lender made at any time,  Borrowers shall deliver to
Lender copies of invoices or invoice registers related to all of its Accounts.

            (b)  ACCOUNT  VERIFICATION.  Whether or not a Default or an Event of
Default exists,  Lender shall have the right at any time, in the name of Lender, any designee of Lender or any Borrower,  to verify the  validity,  amount or any other matter relating to any Accounts of Borrowers by mail, telephone, telegraph or  otherwise.  Borrowers  shall  cooperate  fully  with  Lender in an effort to facilitate and promptly conclude any such verification process.

            Section 7.3 ADMINISTRATION OF INVENTORY

            (a) RECORDS  AND  REPORTS OF  INVENTORY.  Each  Borrower  shall keep accurate and complete records of its Inventory and shall furnish Lender periodic inventory  reports  2in form and detail  reasonably  satisfactory  to Lender and certified  to be true and correct by the chief  financial  officer (or any other officer acceptable to Lender in its sole discretion) of such Borrower.

            (b) RETURNS OF INVENTORY.  Neither  Borrower shall return any of its
Inventory  to a supplier or vendor  thereof,  or any other  Person,  whether for cash, credit against future purchases or then existing  payables,  or otherwise, unless 1. such return is in the ordinary course of business of such Borrower and such  Person;  1. no Event of  Default  exists  or would  result  therefrom;  1.
Borrowers  promptly  notifies  Lender  thereof  if the  aggregate  value  of all
Inventory returned in any month exceeds $50,000;  and 1. such return is not made for the  purpose  of  allowing  such  Person to credit  its claim  against  such
Borrower arising prior to the Closing Date.

            Section 7.4 ADMINISTRATION OF EQUIPMENT.

            (a) RECORDS AND  SCHEDULES OF EQUIPMENT.  Each  Borrower  shall keep accurate records itemizing and describing the kind, type, quality,  quantity and cost of its  Equipment  and all  dispositions  made in  accordance  with Section
7.4(b) hereof, and shall, if requested by Lender,  furnish Lender with a current schedule3  containing the foregoing  information on at least a monthly basis and more often if requested by Lender.  Promptly  after request  therefor by Lender,

_________________
(1) Please provide current list
(2) Please provide.
(3) Please provde.

                                       11

such Borrower shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment.

            (b) DISPOSITIONS OF EQUIPMENT.  Neither Borrower will sell, lease or otherwise  dispose  of or  transfer  any of the  Equipment  or any part  thereof without  the prior  written  consent  of  Lender;  PROVIDED,  HOWEVER,  that the foregoing  restriction  shall not  apply,  for so long as no Default or Event of
Default  exists,  to 1.  dispositions  of Equipment  in the  Ordinary  Course of
Business, 1. dispositions of Equipment of Borrowers which, in the aggregate have a fair  market  value or book  value,  whichever  is less,  of  $50,000 or less, provided that all Net Proceeds thereof are remitted to Lender for application to the Obligations,  or 1.  replacements of Equipment that is  substantially  worn, damaged or obsolete with  Equipment of like kind,  function and value,  provided that the replacement  Equipment shall be acquired prior to or concurrently  with any  disposition  of the  Equipment  that  is to be  replaced,  the  replacement
Equipment  shall be free and clear of Liens,  and  Borrowers  shall  have  given
Lender at least 10 days prior written notice of such disposition.

            (c) CONDITION OF EQUIPMENT. The Equipment shall be in good operating condition and repair,  and all  necessary  replacements  of and repairs  thereto shall be made so that the value and operating  efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. Neither Borrower will permit any of the Equipment to become  affixed to any Real Property  leased to such Borrower so that an interest  arises  therein under the real estate laws of the  applicable  jurisdiction  unless the landlord of such real  Property has executed  a  landlord  waiver  or  leasehold  mortgage  in  favor of and in form acceptable to Lender,  and such Borrower will not permit any of the Equipment to become an accession to any personal Property that is subject to a Lien.

            Section 7.5 PLEDGED SECURITIES

            (a) DELIVERY OF CERTIFICATES.  Borrowers will use reasonable efforts to deliver to Lender on or before the  Closing  Date,  or as soon as  reasonably
practicable  thereafter,   all  certificates  or  instruments   representing  or
evidencing any Pledged  Securities,  whether now existing or hereafter acquired, in suitable  form for transfer by delivery  or, as  applicable,  accompanied  by
Borrowers' endorsement or duly executed instruments of transfer in blank, all in form and  substance  satisfactory  to Lender;  PROVIDED that in the event either
Borrower,  at any time  prior to Full  Payment  of the  Obligations,  shall gain possession  of  any  such  certificates  or  instruments,  such  Borrower  shall immediately deliver such certificates and instruments to Lender.

            (b) CERTAIN  DISTRIBUTIONS.  Any sums paid upon or in respect of any of the Pledged  Securities upon  liquidation or dissolution of any issuer of any of the Pledged Securities,  any distribution of capital made on or in respect of any of the Pledged Securities,  or any property distributed upon or with respect
to  any  of  the  Pledged  Securities   pursuant  to  the   recapitalization  or
reclassification  of the capital of any issuer of Pledged Securities or pursuant to the  reorganization  thereof  shall be  delivered  to Lender to be held by it hereunder as additional  security for the  Obligations.  If any sums of money or property  so paid or  distributed  in respect of any of the  Pledged  Securities shall be received by either Borrower,  such Borrower shall,  until such money or property is paid or  delivered  to Lender,  hold such money or such  property in

                                       12

trust for Lender,  segregated  from other funds of such Borrower,  as additional security for the Obligations.

            (c) VOTING  RIGHTS.  Except as provided in Section  11.6,  Borrowers will be entitled to exercise all voting,  consensual  and corporate  rights with respect to the  Pledged  Securities;  PROVIDED,  HOWEVER,  that no vote shall be cast,  consent given or right exercised or other action taken by Borrowers which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any other DIP Financing Document or,  without  prior written  consent of Lender,  to enable or take any action to permit any  issuer of Pledged  Securities  to issue any Equity  Interest  of any nature or issue any other  securities  convertible into or granting the right to purchase or exchange for any Equity  Interest  securities  of any nature of such issuer.

            (d) CONTROL.  Borrowers  shall not grant control over any Investment
Property  (including  deposit accounts,  securities  accounts and uncertificated securities) to any Person other than Lender.

                                   ARTICLE 8
                         REPRESENTATIONS AND WARRANTIES

            Section 8.1 GENERAL REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Agreement and to make available the Commitment, each Borrower warrants and represents to Lender that:

            (a)  ORGANIZATION  AND  QUALIFICATION.  It  is  a  corporation  duly organized,  validly  existing  and  in  good  standing  under  the  laws  of the jurisdiction  of its  incorporation,  has the power to own its Properties and to transact the business in which it is presently engaged or proposed to be engaged and is duly  qualified  and in good  standing in each  jurisdiction  in which it presently is, or proposes to be, engaged in business,  other than failures to be so qualified and in good standing that could not  reasonably be expected to have a Material Adverse Effect.

            (b) POWER AND AUTHORITY. The execution,  delivery and performance by such  Borrower  of the  DIP  Financing  Documents  are  within  such  Borrower's corporate power,  have been duly authorized by all necessary or proper corporate action and, on the date of initial funding of Revolving Advances hereunder, will be  authorized  by an Interim  Financing  Order  pursuant  to Section 364 of the
Bankruptcy  Code;  are  not  in  contravention  of  any  provision  of  its  own
Organizational  Documents;  will not violate any Applicable Law (following entry of an Interim Financing Order);  does not require the consent or approval of any
Governmental  Authority  or  any  other  Person  other  than  the  entry  by the
Bankruptcy Court of an Interim  Financing Order and thereafter a Final Financing
Order.

            (c) ENFORCEABLE AGREEMENTS.  Each of the DIP Financing Documents has
been duly executed and delivered by such Borrower and constitutes a legal, valid and binding  obligation of such Borrower,  enforceable  against such Borrower in accordance with its terms, subject to the Financing Orders.

            (d)  LIENS.  (i)  Upon  entry of an  Interim  Financing  Order,  and thereafter upon entry of a Final Financing Order, the security interests granted pursuant to the DIP Financing  Documents  will  constitute  valid,  enforceable,

                                       13

perfected and first  priority  Liens on the  Collateral  owned by such Borrower, except to the extent otherwise  expressly provided in the Financing Orders. (ii)
As of the Closing Date, there shall be no Liens on the Collateral other than the
Liens listed on Schedule 8.1(d) hereto.

            (e) PLACES OF BUSINESS.  It has no office or place of business,  nor does such  Borrower  store any  Collateral,  at any  location  other  than those identified in SCHEDULE 7.1(A).

            (f)  COMPLIANCE  WITH  LAWS.  All  of  such   Borrower's   business,
operations and Properties are conducted, maintained and owned in accordance with
Applicable Law, including all Environmental  Laws, except to the extent that any such  noncompliance  could not reasonably be expected to have a Material Adverse
Effect.

            (g) GOVERNMENTAL  APPROVALS. It has obtained and holds in full force and  effect  all  Governmental  Approvals  necessary  for the  operation  of its business  as  presently  and  proposed  to be  conducted  to the extent that the failure  to obtain  same could not  reasonably  be  expected  to have a Material
Adverse Effect.

            (h) NO  ADVERSE  CHANGES.  Since  the  date of the  last  internally prepared,  unaudited  financial  statements of Borrowers delivered to Lender, no event has occurred  that has or could  reasonably be expected to have a Material
Adverse Effect, other than the filing of the Chapter 11 Case.

            (i) TAXES. Such Borrower has filed all federal,  state and local tax returns and other reports that it is required by Applicable  Law to file and has paid, or made for provision of the payment of, all Taxes upon it, its income and properties  as and when such  Taxes are due and  payable,  except to the  extent being  Properly  Contested  and except for amounts not to exceed  $25,000 in the aggregate.

            (j) BROKERS. There are no claims for brokerage commissions, finders'
fees or investment banking fees in connection with the transactions contemplated by this Agreement or any of the other DIP Financing Documents.

            (k) NO DEFAULT.  No Default or Event of Default  exists at the time, or would result from the funding, of any Revolving Advance or other extension of credit hereunder;

            (l) ERISA.  Each Borrower and each of its  Subsidiaries  are in full compliance  with the  requirements  of  ERISA  and the  regulations  promulgated thereunder  with respect to each Plan.  No fact or situation  that is reasonably likely to result in a material adverse change in the financial condition of each
Borrower or any of its Subsidiaries  exists in connection with any Plan. Neither
Borrower nor any of their respective  Subsidiaries has any withdrawal  liability in connection with a Multiemployer Plan.

            (m) NOT A REGULATED  ENTITY.  Such Borrower is not 1. an "investment company" or a "person  directly or indirectly  controlled by or acting on behalf of an investment  company"  within the meaning of the Investment  Company Act of
1940;  or (ii) a "holding  company,"  or a  "subsidiary  company"  of a "holding

                                       14

company," or an "affiliate" of a "holding company" or of a "subsidiary  company"
of a "holding company," within the meaning of the Public Utility Holding Company
Act of 1935.

            (n) MARGIN STOCK.  Neither  Borrower nor any of its  Subsidiaries is
engaged,  principally or as one of its important activities,  in the business of extending credit for the purpose of purchasing or carrying any margin stock.

            (o) PLEDGED SECURITIES. All Pledged Securities of any Borrower as of
the  date  hereof  are  listed  on  SCHEDULE  8.1(O),  and all of  such  Pledged
Securities  are owned by such Borrower  free and clear of any Lien.  The Pledged
Securities  pledged hereunder by any Borrower  constitute that percentage of the issued and outstanding  Equity  Interests of each issuer thereof as set forth on
SCHEDULE 8.1(O). All of the Pledged Securities have been duly and validly issued and are fully paid and  nonassessable.  Except as set forth on SCHEDULE  8.1(O), all  certificates  or instruments  evidencing the Pledged  Securities  have been delivered to Lender.

            (p) SUBSIDIARIES. All of the direct and indirect Subsidiaries of any
Borrower are listed on SCHEDULE  8.1(P).  Each such  Subsidiary  has no material assets.

            (q) INFORMATION. As of date hereof, no written information,  report, financial  statement or schedule  furnished by any Borrower in  connection  with this Agreement or any other DIP Financing Document,  taken as a whole, as of the date made or furnished,  contains any material  misstatement of fact or fails to state any material fact (as of the date made or furnished) necessary to make the statements  therein, in light of the circumstances under which they were made at the time, not misleading.

            8.2  REAFFIRMATION  OF  REPRESENTATIONS  AND WARRANTIES.  All of the
foregoing  representations and warranties made by Borrowers in this Agreement or in any of the other DIP  Financing  Documents  shall  survive the  execution and delivery of this  Agreement  and such other DIP Financing  Documents,  and shall
(with the  exception of clause (h) of Section 8.1) be deemed to have been remade and  reaffirmed on each day that any  Obligations  are  outstanding  or that any
Borrower  requests  or is deemed to have  requested  the  funding of a Revolving
Advance under the DIP Facility.

                                   ARTICLE 9
                       COVENANTS AND CONTINUING AGREEMENTS

            Section 9.1 AFFIRMATIVE COVENANTS. Each Borrower hereby covenants to
Lender as follows:

            (a) The covenants contained in Sections 7.1(C)(i),  7.1(F),  7.1(G),
7.1(H),  7.1(I), 7.1(J), and 7.1(M), 7.3, 7.4, 7.5, 7.6, 7.7, 7.9 (in respect of all Taxes payable by Borrower  after the date  hereof),  7.10 (except where such failure to meet the terms thereof could not  reasonably be expected to result in a Material Adverse  Effect),  7.11, 7.12, 7.14, and 7.15 of the IBM Facility are
hereby  incorporated  herein by  reference as though each  Borrower  herein were named as  "Customer"  therein  and  Lender  herein  were  named as "IBM  Credit"
therein, MUTATIS MUTANDIS.

                                       15

            (b)  Borrowers  shall,  to the extent  having  applicability  to any
Borrower,  comply with the Financing  Orders and all other orders entered by the
Bankruptcy Court in the Chapter 11 Case.

            (c) Borrowers  shall, as soon as available,  and in any event within two (2) Business Days after the filing thereof, provide to Lender a copy of each report filed by Borrowers with the office of the United States Trustee.

            (d)  Borrowers  shall,  promptly  (and in any event  within five (5)
Business  Days) after any request of Lender,  deliver to Lender such  additional financial or other information concerning the acts, conduct, properties, assets, liabilities,  operations, businesses, financial condition or transactions of any
Borrower,  or concerning any matter which may affect the  administration  of any
Borrower Estate, as Lender may from time to time reasonably request.

            (e) Borrowers shall,  promptly upon receipt thereof,  provide notice to Lender that Borrowers have received  information that in any way relates to a written  solicitation,  offer,  or proposed sale or  disposition of any material amount of real or  personal  Property  of any  Borrower,  including  letters  of inquiry,  solicitations,  letters of intent or asset purchase  agreements or any proposals relating to the restructuring or reorganization of any Borrower or any sale of assets  outside the  Ordinary  Course of  Business.  Upon the request of
Lender and subject to the execution and delivery by Lender of a  confidentiality agreement in form and substance reasonably  acceptable to Lender,  copies of all such information  described in the foregoing  sentence;  PROVIDED,  HOWEVER that
Borrowers  shall have no obligation to provide any such notice or  documentation to Lender  pursuant to this Section  9.1(e) if (i) Lender  shall have  presented
Borrowers with any offer to purchase any material portion of Borrowers' Property or shall have offered to finance the  acquisition by any Person of such Property or any portion thereof and (ii) Borrowers  shall  determine in their  reasonable discretion  that  providing  such notice or documents to Lender would  adversely affect Borrowers'  ability to solicit bids from other Persons in respect of such
Property.  For purposes of this clause (e) the term  "Lender"  shall include any
Affiliate of Lender.

            (f) Borrowers  shall,  promptly  upon the request of Lender,  at any time and from time to time, do, execute, acknowledge, deliver, record, rerecord, file, refile,  register and reregister,  any and all further acts,  conveyances,
security  agreements,  pledge  agreements,  mortgage  debentures,   assignments,
control   agreements,   estoppel   certificates,    financing   statements   and
continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as Lender, may reasonably require from time to time in order to (i) subject any of the properties,  assets, rights or interests of Borrowers  included or intended to be included in the Collateral to the Liens created or now or hereafter intended to be created under any of the
DIP   Financing   Documents   and  (ii)  perfect  and  maintain  the   validity,
effectiveness  and priority of any of the DIP Financing  Documents or any of the
Liens created or intended to be created thereunder.

            (g)  Borrowers  shall  deliver to Lender on the Closing Date and the first  Monday  that is a Business  Day,  of each month  thereafter,  a Budget in respect of such month.

                                       16

            (h)  Borrowers   shall   maintain  in  effect  their  existing  cash
management  arrangements  and Lender shall obtain  appropriate  agreements  with
Borrowers'   existing  banker  relating  to  Lender's  first  priority  lien  on
Borrowers'  deposit  accounts;  PROVIDED  that at the  request of  Lender,  each
Borrower  will  transfer its deposit  accounts to an  institution  acceptable to
Lender. All collections and proceeds from sales of Collateral  (including credit card  collections)  will be deposited either directly into such deposit accounts or into  deposit  account  at an  institution  for which  Lender has in place an agency agreement reasonably satisfactory to Lender in its sole discretion.

            Section 9.2 NEGATIVE  COVENANTS.  Each Borrower hereby  covenants to
Lender as follows:

            (a) The  covenants  contained in Sections  8.3,  8.4, 8.5, 8.6, 8.7,
8.8, 8.9, 8.10 (other than as disclosed on Schedule  8.1(d)  hereof) and 8.12 of the IBM  Facility  are hereby  incorporated  herein by  reference as though each
Borrower herein were named as "Customer" therein and Lender herein were named as
"IBM Credit" therein, MUTATIS MUTANDIS.

            (b) No Borrower shall,  directly or indirectly,  make any payment of principal or interest on account of any Claim  against such  Borrower that arose prior to the Closing Date other than to certain  critical  vendors and employees in an amount not to exceed  $800,000 and except as  explicitly  permitted by the
Financing  Orders or other order of the  Bankruptcy  Court entered with Lender's consent.

            (c) None of  Borrowers  shall  apply  to the  Bankruptcy  Court  for authority  to 1. take any action that is  prohibited  by the terms of any of the
DIP Financing  Documents,  1. refrain from taking any action that is required to be taken by the terms of any of the DIP  Financing  Documents  or the  Financing
Orders,  1.  permit  any Debt or Claim to be pari passu with or senior to any of the  Obligations,  except as provided in the Financing  Orders or any Lien to be pari passu with or senior to any Lien securing the  Obligations  1. use any cash proceeds  of the  Collateral  other  than in payment  of the  Obligations  or as otherwise expressly authorized herein or in the Financing Orders.

            (d) No Borrower shall seek or consent to any  amendment,  supplement or any other  modification  of any of the terms of the Financing  Orders without
Lender's consent.

            (e) Borrowers  shall not after the Petition Date (i) incur or become liable  on any Debt or other  obligations  other  than (1)  amounts  payable  to vendors,  lessors and  employees  in the Ordinary  Course of  Business,  (2) the obligations  under the Financing Orders in respect of the the Pre-Petition  Loan
Agreements, (3) the Obligations,  (4) amounts payable to Professional Persons in accordance  with this  Agreement,  the  Financing  Orders or other  order of the
Bankruptcy  Court entered with  Lender's  consent and (5) other  obligations  in amount  not to  exceed  $100,000  at any time  outstanding,  (ii) make any loan, advance or  investment  in any Person  other than  transfers  among and  between
Borrowers,  (iii) make any  dividend  or  distribution  in respect of its equity interests  other than a  distribution  from  Industries  to Systems;  (iv) sell, transfer or otherwise  dispose of any material portion of its assets outside the ordinary  course of business unless  concurrently  with such  transaction  there shall occur Full Payment of all  Obligations,  including  the Early  Termination
Fee, and  termination of the DIP Facility;  or (v) grant any lien on any part of

                                       17

the Collateral,  other than the lien granted to Lender hereunder and pursuant to the Financing Orders.

            (f) For any  calendar  month,  Borrowers  shall not permit (i) their aggregate  monthly cash  receipts  (on a cumulative  basis) for such month to be more than ten  percent  less than the revenue  amount  specified  in  Borrower's
Budget  as to such  month,  or  (ii)  their  aggregate  monthly  expenses  (on a cumulative  basis)  to  exceed  by more  than ten  percent  the  expense  amount specified in Borrowers' Budget as of such month.

                                   ARTICLE 10
                              CONDITIONS PRECEDENT

            Section  10.1  CONDITIONS  PRECEDENT  TO INITIAL  CREDIT  EXTENSION.
Notwithstanding  any other  provision of this  Agreement or any of the other DIP
Financing  Documents,  and without  affecting in any manner the rights of Lender under other sections of this Agreement, Lender shall not be required to fund the initial Revolving  Advance requested by Borrowers,  unless each of the following conditions  has been satisfied on or by the date of an Interim  Financing  Order that is an Effective Final Order (or such other date as may be specified  below)
and continues thereafter to be satisfied:

            (a) All of the DIP Financing  Documents  shall have been executed in form and substance satisfactory to Lender by each of the signatories thereto and accepted by Lender,  and Borrowers  shall be in compliance with all of the terms thereof,  and all representations and warranties contained therein shall be true and correct in all respects.

            (b) No Default or Event of Default  shall  exist at the time of, and would not result from the funding of, any requested  Revolving  Advance,  and no event shall have  occurred  and no  condition  shall exist since the date of the last audited financial  statements of Borrowers delivered to Lender that has had or could reasonably be expected to have a Material Adverse Effect.

            (c) An Interim  Financing  Order shall have been  entered,  no later than  December  21,  2004,  shall be in full force and effect and shall not have been vacated, reversed, modified or stayed in any respect and shall otherwise be an Effective Final Order.

            (d) Lender shall have  received  satisfactory  proof of insurance by
Borrowers, in accordance with the terms of this Agreement,  and evidence of loss payable endorsements naming Lender as loss payee with respect to each policy and certified copies of each Borrower's liability insurance policies,  together with endorsements naming Lender as an additional insured.

            (e) All  representations  and  warranties in the Agreement  shall be true and  correct in all  material  respects,  and there  shall be no Default or
Event of  Default in  existence  at the time of, or after  giving  effect to the making of, any Revolving Advance under the Agreement.

            (f) Lender shall have  received such legal  opinions,  documents and other instruments as it may request.

            (g) All fees and other  amounts and required to be paid by Borrowers hereunder  on or before the Closing Date shall have been paid in full and Lender shall have  received  all other  documents  and  instruments  requested by it in

                                       18

connection with this Agreement or any other DIP Financing Document.

            (h) Lender shall have received the Budget applicable to the month in which such initial Revolving Advance shall be made by Lender.

            (i) Lender shall have received each Borrower's  internally  prepared unaudited financial statement for the period ending October 31, 2004.

            Section  10.2  CONDITIONS   PRECEDENT  TO  ALL  REVOLVING  ADVANCES.
Notwithstanding  any other  provision of this  Agreement or any of the other DIP
Financing  Documents,  and without  affecting in any manner the rights of Lender under other sections of this Agreement, Lender shall not be required to fund any
Revolving  Advance,  unless  each  of the  following  conditions  has  been  and continues to be satisfied:

            (a) No  Default  or Event of  Default  exists at the time,  or would result from the funding, of any Revolving Advance or other extension of credit.

            (b) No action, proceeding, investigation,  regulation or legislation shall  have  been  instituted,  threatened  or  proposed  before  any  court  or
Governmental Authority to enjoin,  restrain or prohibit any of the DIP Financing
Documents or the consummation of any of the transactions contemplated thereby.

            (c) No event shall have  occurred and no condition  shall exist that could reasonably be expected to have a Material Adverse Effect.

            (d) For any  Revolving  Advance  after  January  28,  2005,  a Final
Financing  Order that is an  Effective  Final Order  shall have been  entered no later than  January 28, 2005 and shall be in full force and effect and shall not have been  vacated,  reversed,  modified or stayed in any respect  (and, if such order is the subject of a pending  appeal,  no  performance of any obligation of any party shall have been stayed pending such appeal).

            (e)  All  representations   and  warranties   contained  within  the
Agreement shall be true and correct in all material respects.

            (f) Lender shall have received such other  information  or documents regarding the requested Revolving Advance as Lender may reasonably request.

            (g) Lender shall have received the Budget applicable to the month in which such Revolving Advance shall be made by Lender.

            Section 10.3 LIMITED WAIVER OF CONDITIONS PRECEDENT. If Lender shall make any  Revolving  Advance or otherwise  extend any credit to Borrowers  under this Agreement at a time when any of the foregoing  conditions precedent are not satisfied  (regardless  of whether  the failure of  satisfaction  of any of such conditions  precedent  is known or  unknown  to  Lender),  the  funding  of such
Revolving Advance shall not operate as a waiver of the right of Lender to insist upon  the  satisfaction  of  all  conditions  precedent  with  respect  to  each subsequent  Borrowing  requested  by  Borrowers or as a waiver of any Default or

                                       19

Event of Default as a  consequence  of the failure of any such  conditions to be satisfied.

                                   ARTICLE 11
                               EVENTS OF DEFAULT;
                         RIGHTS AND REMEDIES ON DEFAULT

            Section 11.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall  constitute an "EVENT OF DEFAULT":

            (a) PAYMENT OF  OBLIGATIONS.  Any Borrower  shall fail to pay 1. the principal of or accrued  interest with respect to any  Revolving  Advance on the due date thereof (whether due at stated maturity,  on demand,  upon acceleration or  otherwise)  or 1.  any of the  other  Obligations  on the due  date  thereof
(whether due at stated maturity, upon acceleration or otherwise),  but if no due date is specified therefor,  within three Business Days after demand for payment of such Obligation.

            (b)  MISREPRESENTATIONS.  Any  warranty,  representation,  or  other statement  made or furnished to Lender by or on behalf of any Borrower or in any instrument,  certificate or financial  statement furnished in compliance with or in reference to this Agreement or any of the DIP Financing  Documents  proves to have been false or misleading in any material respect when made or furnished.

            (c) BREACH OF  SPECIFIC  COVENANTS.  Except as  provided  in Section
11.1(a) ,any Borrower shall fail or neglect to perform,  keep or observe (i) any covenant  contained herein (other than those covenants in Section 9.1 hereof) or in any other DIP  Financing  Document on the date that such Borrower is required to perform,  keep or observe  such  covenant or (ii) any  covenant  contained in
Section 9.1 hereof on the date that such  Borrower is required to perform,  keep or observe such  covenant  which  failure is not cured within the 10 days of the earlier of (a) written  notice or (b)  knowledge  of such  failure by any Senior
Officer of any Borrower.

            (d)  DEFAULT  UNDER  OTHER  DIP  FINANCING  DOCUMENTS.  Any event of default shall occur under,  or either  Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the other DIP Financing  Documents and such default shall continue 1. beyond any applicable  period of grace,  or 1. if no grace period is specified  within such
DIP Financing Documents,  within 10 days after the sooner to occur of any Senior
Officer's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any Senior Officer.

            (e) DEFAULT UNDER ALPINE  PRE-PETITION NOTE DOCUMENTS.  Any event of default shall occur under,  or either  Borrower shall default in the performance or observance of any term,  covenant,  condition or agreement  contained in, any
Alpine  Pre-Petition  Note Document and such default shall  continue  beyond any applicable period of grace.

            (f) UNINSURED LOSSES;  UNAUTHORIZED DISPOSITIONS.  There shall occur any material loss,  theft,  damage or destruction not fully covered by insurance
(as required by this  Agreement and subject to such  deductibles as Lender shall have agreed to in  writing),  or any sale,  lease or  encumbrance  of any of the

                                       20

Collateral or the making of any levy, seizure, or attachment thereof or thereon, except as may be specifically permitted by other provisions of this Agreement.

            (g) CERTAIN BANKRUPTCY  EVENTS.  Borrowers shall fail to comply with any of the provisions of the Financing Orders in any material respect; a trustee shall be appointed in any Chapter 11 Case; an examiner shall be appointed in any
Chapter 11 Case with enlarged  powers  (powers beyond those set forth in Section
1106(a)(3)  and  (4)  of the  Bankruptcy  Code)  under  Section  1106(b)  of the
Bankruptcy  Code;  any Chapter 11 Case shall be dismissed or converted to a case under  Chapter 7; any  Borrower  shall  obtain  Bankruptcy  Court  approval of a disclosure statement for a Reorganization Plan other than an Acceptable Plan, or a  Confirmation  Order shall be entered  with respect to a  Reorganization  Plan proposed by a Person other than Borrowers if such  Reorganization Plan is not an
Acceptable Plan; any Borrower shall,  without Lender's consent,  file any motion to sell all or a substantial part of the Collateral on terms that do not provide for the  termination of the DIP Facility and the Full Payment of the Obligations
(including  the Early  Termination  Fee)  concurrently  with the closing of such transaction;  the Final  Financing Order is not entered by January 28, 2005; any
Borrower  shall,  without  Lender's  consent,  file any motion to alter,  amend, vacate,  supplement,  modify,  or  reconsider,  in any  respect,  either  of the
Financing  Orders or,  without  Lender's  prior written  consent,  either of the
Financing Orders is amended,  vacated,  stayed,  reversed or otherwise modified;
the  Bankruptcy  Court shall enter an order  granting to any Person  (other than
Lender)  relief from the automatic stay to foreclose upon a Lien with respect to any  Property  of any  Borrower  that has an  aggregate  book value in excess of
$50,000 or to  terminate  or  otherwise  exercise  remedies  under any  material agreement,  document or instrument which is entered into after the Closing Date, whether or not it relates to any Debt; any Borrower shall file a motion or other request with the Bankruptcy Court seeking  authority to use any cash proceeds of the Collateral or to obtain any financing under Section 364(c) or Section 364(d)
of the  Bankruptcy  Code or otherwise  secured by a Lien upon any Collateral (in each case 1. without  Lender's prior written consent and 1. if such motion fails to  contemplate  payment  in  full  of  the  Obligations  (including  the  Early
Termination  Fee) and  termination  of the DIP  Facility);  any  other  security interest,  Lien, claim or encumbrance  shall be granted which is PARI PASSU with or senior to the claims of Lender in  Borrowers'  Chapter 11 Case,  excepted  as
contemplated  by  the  Financing  Orders;   the  grant  of  any  super  priority
administrative  expense  claim or any lien which is PARI PASSU with or senior to those of  Lender;  any  payment  of  pre-petition  debt  except  as explicitly contemplated by the Financing Orders with respect to the Pre-Petition
Loan Agreements;  the sale of all or  substantially  all of the assets of any of
Borrowers to any Person;  there shall be any challenge to the extent,  validity, priority or  unavoidability  of any liens of Lender securing the DIP Facility or any of the obligations thereunder; an Acceptable Plan, shall not have been filed with the Bankruptcy Court by May 31, 2005; an order shall be entered  reversing, amending, supplementing,  staying, vacating or otherwise modifying any Financing
Order;  there shall occur a  post-petition  event which  causes or would cause a material  adverse  change or a  material  adverse  effect on the  ability of any
Borrower to perform its  obligations  under the DIP  Facility or to continue the operation  of  its  business;  without  Lender's  consent,  any  Borrower  shall discontinue  or suspend all or any material  part of its business  operations or commence  an  orderly  wind-down  or  liquidation  of any  material  part of the
Collateral;  any application  shall be filed by any Borrower for the approval of any other  super-priority claim in the Chapter 11 Cases which is PARI PASSU with or senior to the claims of Lender  against  Borrowers  or there shall arise such claim,  except for such application which provides that as a condition precedent

                                       21

to such action the Full Payment of the Obligations hereunder and the termination of the Commitment  hereunder;  an order shall be entered which  provides  relief from the  automatic  stay  otherwise  imposed  pursuant  to  Section  362 of the
Bankruptcy  Code,  which order permits any creditor other than Lender to realize upon or to exercise  any right or remedy with respect to the  Collateral  (other than any such right or remedy  exercised  in respect  of those  Liens  listed on
Schedule 8.1(d) hereof which do not relate to the Pre-Petition  Loan Agreements)
or to terminate any license, franchise, lease or similar arrangement, where such relief could have a Material Adverse Effect; or any order of adequate protection is  provided by the  Bankruptcy  Court in the Chapter 11 Case in favor of any of
Borrowers'  pre-petition  creditors  without  the  consent of Lender or any such adequate  protection  is  modified  or  expanded  without  the consent of Lender
(except for  adequate  protection  paid to  equipment  owners,  lienholders  and lessors  pursuant to an order of the Bankruptcy Court after notice to Lender not to exceed amounts set forth in the Budget under "Lease Payments" PLUS $75,000 in the aggregate).

            (h)  FAILURE OF DIP  FINANCING  DOCUMENTS.  Any  material  covenant, agreement or obligation of any Borrower  contained in or evidenced by any of the
DIP Financing  Documents shall cease to be enforceable or shall be determined to be  unenforceable  in  accordance  with its terms;  any  Borrower  shall deny or disaffirm  its  obligations  under any of the DIP  Financing  Documents or Liens granted in connection  therewith;  Borrowers shall initiate or support any other
Person's opposition of or challenge to the enforceability, validity and priority of the DIP  Financing  Documents  or the  Liens  granted  thereby;  or the Liens granted in any of the  Collateral  owned by Borrowers  shall be determined to be voidable,  invalid or subordinated  or shall be determined,  with respect to any material part of the Collateral owned by Borrowers,  to be unperfected or not to have the priority contemplated by this Agreement.

            (i)MATERIAL CONTRACTS.  Any Material Contract shall be terminated or amended in any material  respect  without the prior  written  consent of Lender, unless said contract is  concurrently  replaced  with a comparable  agreement on comparable terms.

            Section 11.2  ACCELERATION  OF THE  OBLIGATIONS.  Without in any way
limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with this  Agreement,  upon or at any time after the  occurrence  of an Event of Default as above  provided,  Lender  may, in its discretion,  without the need to seek relief from the automatic  stay or provide any other notice except as provided for in the  Financing  Orders 1. declare the principal of and any accrued  interest on the  Revolving  Advances and all other
Obligations owing under any of the DIP Financing  Documents to be, whereupon the same shall  become,  without  further  notice or demand (all of which notice and demand  Borrowers  expressly  waives),  forthwith  due and payable and Borrowers shall  forthwith  pay to Lender the entire  principal  of and accrued and unpaid interest  on the  Revolving  Advances  and  other  Obligations  plus  reasonable attorneys'  fees and expenses if such principal and interest are collected by or through an  attorney-at-law;  and 1. terminate the  Commitment.  Borrowers shall fully  cooperate  with Lender in  connection  with prompt  realization  upon the
Collateral.

            Section 11.3  REMEDIES.  Upon or at any time after the occurrence of an Event of Default, Lender may, in its discretion,  without the need for relief from the  automatic  stay or any  other  notice  except as  provided  for in the
Financing  Orders,  exercise from time to time the following rights and remedies

                                       22

to enforce  collection of the  Obligations  (without  prejudice to the rights of
Lender to enforce its Claims against  Borrowers in any other matter permitted by law):

            (a) All of the rights and remedies of a secured  party under the UCC or under other Applicable Law, and all other legal and equitable rights to which
Lender may be entitled under any of the DIP Financing Documents or the Financing
Orders,  all of which rights and remedies  shall be  cumulative  and shall be in addition to any other rights and remedies  contained in this Agreement or any of the other DIP Financing Documents, and none of which shall be exclusive.

            (b) The right to collect  Accounts,  Chattel Paper,  Instruments and
General  Intangibles  and all other  rights of Borrowers to the payment of money from any Person obligated therefor.

            (c) The right to take immediate  possession of all tangible items of the  Collateral  and 1. to require  Borrowers to assemble  such  Collateral,  at
Borrowers'  expense,  and make it available to Lender at a place  designated  by
Lender that is reasonably  convenient to both parties and 1. to enter any of the premises of Borrowers or wherever any of the Collateral shall be located, and to keep and store the same on said premises until sold (and if said premises be the
Property  of  Borrowers,  Borrowers  agrees  not to charge  Lender  for  storage thereof).

            (d) The right to sell or otherwise  dispose of all or any  Inventory in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales,  with such notice as may be required by law, in  lots  or in  bulk,  for  cash  or on  credit,  all as  Lender,  in its  sole discretion, may deem advisable;  Borrowers agrees that 10 days written notice to
Borrowers of any public or private sale or other  disposition of such Collateral shall be reasonable notice thereof,  and such sale shall be at such locations as
Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrowers'  premises,  without charge  therefor,  and such sales may be adjourned from time to time in accordance  with Applicable Law; Lender may sell, lease or otherwise  dispose of such Collateral,  or any part thereof,  for cash, credit or any  combination  thereof,  and Lender may purchase all or any part of such Collateral at public or, if permitted by Applicable Law,  private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations

            (e)  The  right  to  exercise   control  over  Investment   Property
(including deposit accounts, securities accounts and uncertificated securities).

            Section  11.4  LICENSES  AND SALE OF  COLLATERAL.  Lender  is hereby irrevocably  granted a license  or other  right to use,  without  charge,  which license  or right can only be  exercised  upon an Event of  Default,  Borrowers'
labels,  patents,  copyrights,  rights  of  use  of  any  name,  trade  secrets, tradenames,  trademarks  and  advertising  matter,  or any Property of a similar nature,  as it pertains to the  Collateral,  in advertising for sale and selling any  Collateral  and  Borrowers'  rights under all  licenses  and all  franchise agreements shall inure to Lender's benefit,  to the extent permissible under the applicable  agreement(s) and Applicable Law. Any proceeds realized from the sale of any  Collateral  may be applied to the  Obligations,  after  allowing two (2)
Business  Days  for  collection,  to  principal,  interest,  fees  and  expenses
(including  Extraordinary  Expenses) in such order and manner as Lender,  in its sole discretion, may determine.

                                       23

            Section 11.5 SETOFF.  In addition to any Liens  granted under any of the DIP  Financing  Documents  and any rights now or hereafter  available  under
Applicable  Law,  Lender (and each of its  Affiliates)  is hereby  authorized by
Borrowers at any time that an Event of Default exists, without notice (except as required by the  Financing  Orders) to  Borrowers  or any other Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply
any  and  all  deposits,   general  or  special  (including  Debt  evidenced  by
certificates  of deposit  whether  matured or unmatured (but not including trust accounts))  and any other Debt at any time held or owing by Lender,  such Lender or any of its  Affiliates  to or for the  credit  or the  account  of  Borrowers against and on account of the  Obligations  of Borrowers  arising  under the DIP
Financing Documents to Lender, or any of its Affiliates, including all Revolving
Advances  and all  claims of any  nature  or  description  arising  out of or in connection with this  Agreement,  irrespective of whether or not 1. Lender shall have made any demand  hereunder,  1. Lender shall have declared the principal of and interest on the Revolving Advances and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such  Obligations may be contingent or unmatured or 1. the Collateral for the Obligations is adequate.

            Section 11.6 PLEDGED SECURITIES.

            (a) After the  occurrence  of an Event of Default,  if Lender  shall have given notice of its intent to exercise such rights to Borrowers, (i) Lender shall have the right to receive  any and all cash  dividends,  payments or other proceeds paid in respect of the Pledged Securities and make application  thereof to the Obligations in the order set forth herein, and (ii) Lender or its nominee may exercise (A) all voting,  consensual,  corporate and other rights pertaining to the Pledged  Securities at any meeting of shareholders,  partners or members, as the case may be, of the relevant  issuers of Pledged  Securities or otherwise and (B) any and all rights of  conversion,  exchange  and  subscription  and any other rights,  privileges or options  pertaining to the Pledged Securities as if it were the  absolute  owner  thereof  (including  the right to  exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization,  recapitalization  or other fundamental  change in the corporate structure of any issuer of Pledged Securities,  the right to deposit and deliver any and all of the Pledged Securities with any committee,  depository,  transfer agent,  registrar or other  designated  agency upon such terms and conditions as
Lender may  determine),  all without  liability  except to account for  Property actually  received by it, but Lender shall have no duty to Borrowers to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (b) In order to  permit  Lender to  exercise  the  voting  and other consensual  rights which it may be entitled to exercise  pursuant  hereto and to receive  all  dividends  and other  distributions  which it may be  entitled  to receive hereunder, (i) Borrowers shall promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies,  dividend  payment orders and other  instruments  as Lender may from time to time  reasonably  request and
(ii) without limiting the effect of clause (i) above, Borrowers hereby grants to
Lender an  irrevocable  proxy to vote all or any part of the Pledged  Securities and to exercise all of the rights,  powers,  privileges  and remedies to which a holder  of the  Pledged  Securities  would be  entitled,  which  proxy  shall be effective,  automatically and without the necessity of any action (including any transfer of any Pledged Securities on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Securities or any officer or agent  thereof),  after the occurrence of an Event of Default and which proxy

                                       24

shall only terminate upon the Full Payment of the Obligations.

            (c) Borrowers hereby expressly  authorizes and instructs each issuer of any Pledged  Securities pledged hereunder by Borrowers to (i) comply with any instruction  received by it from Lender in writing that (a) states that an Event of Default has occurred  and is  continuing  and (b) is otherwise in  accordance with the terms of this Agreement, without any other or further instructions from
Borrowers,  and Borrowers agrees that such issuer shall be fully protected in so complying  and  (ii)  unless  otherwise  expressly  permitted  hereby,  pay  any dividends or other payments with respect to the Pledged  Securities  directly to
Lender.

            Section 11.7 REMEDIES CUMULATIVE; NO WAIVER.

            (a) All covenants, conditions,  provisions,  warranties, guaranties, indemnities, and other undertakings of Borrowers contained in this Agreement and the other DIP  Financing  Documents,  or in any  document  referred to herein or contained in any  agreement  supplementary  hereto or in any  schedule  given to
Lender or  contained  in any  other  agreement  between  Lender  and  Borrowers, heretofore,  concurrently, or hereafter entered into, shall be deemed cumulative to and  not in  derogation  or  substitution  of  any of the  terms,  covenants, conditions, or agreements of Borrowers herein contained. The rights and remedies of Lender under this  Agreement and the other DIP Financing  Documents  shall be cumulative  and not  exclusive  of any  rights or  remedies  that  Lender  would otherwise have.

            (b) The failure or delay of Lender to require strict  performance by
Borrowers of any provision of any of the DIP Financing  Documents or to exercise or enforce any rights,  Liens, powers or remedies under any of the DIP Financing
Documents  or with  respect to any  Collateral  shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements,
Liens,  rights,  powers,  and remedies  shall  continue in full force and effect until all Revolving  Advances and all other Obligations owing or to become owing from  Borrowers  to  Lender  shall  have  been  fully  satisfied.  None  of  the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this  Agreement or any of the other DIP Financing  Documents and no
Event of Default by Borrowers  under this  Agreement or any other DIP  Financing
Documents  shall be deemed to have been  suspended  or waived by Lender,  unless such  suspension  or waiver  is by an  instrument  in  writing  specifying  such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrowers.

            (c) If Lender shall accept performance by Borrowers,  in whole or in part, of any  obligation  that Borrowers is required by any of the DIP Financing
Documents  to  perform  only when a Default or Event of  Default  exists,  or if
Lender  shall  exercise  any  right or  remedy  under  any of the DIP  Financing
Documents  that may not be  exercised  other  than  when a  Default  or Event of
Default exists, Lender's acceptance of such performance by Borrowers or Lender's exercise  of any such right or remedy  shall not operate to waive any such Event of Default or to preclude  the  exercise by Lender of any other right or remedy, unless otherwise expressly agreed in writing by Lender, as the case may be.

                                       25

                                   ARTICLE 12
              BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

            Section 12.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and  inure  to the  benefit  of  Borrowers,  Lender  and  their  respective successors and assigns, except that Borrowers shall not have any right to assign its rights or delegate  performance of any of its  obligations  under any of the
DIP  Financing  Documents.  Any assignee or transferee of any portion of the DIP
Facility  agrees  by  acceptance  thereof  to be  bound  by all  the  terms  and provisions of the DIP Financing Documents. Any request,  authority or consent of any Person,  who at the time of making such request or giving such  authority or consent is Lender or its assignee or  transferee  or holder of a Note,  shall be conclusive and binding on any subsequent  holder,  transferee or assignee of any portion  of the DIP  Facility  or such  Note or of any Note or Notes  issued  in exchange therefor.

            Section 12.2 PARTICIPATIONS.

            (a) PERMITTED  PARTICIPANTS;  EFFECT. Lender may, in accordance with
Applicable  Law, at any time sell to one or more commercial  banks,  savings and loan associations,  savings banks, finance companies,  investment funds or other financial institutions (whether a corporation, partnership, or other entity), or
Affiliates of Lender (each a "PARTICIPANT")  a participating  interest in any of the Obligations owing to Lender,  any Commitment of Lender or any other interest of Lender  under any of the DIP  Financing  Documents.  In the event of any such sale by Lender of participating interests to a Participant, Lender's obligations under the DIP Financing  Documents shall remain  unchanged,  Lender shall remain solely  responsible  to the other  parties  hereto for the  performance  of such obligations, Lender shall remain the oblige hereunder and holder of any Note for all purposes under the DIP Financing Documents, all amounts payable by Borrowers under this  Agreement and any Note shall be determined as if Lender had not sold such  participating  interests,  and Borrowers shall continue to deal solely and directly with Lender in connection with Lender's  rights and  obligations  under the DIP Financing  Documents.  If Lender sells a participation to a Person other than an  Affiliate  of Lender,  then  Lender  shall give prompt  written  notice thereof to Borrowers.

            (b) VOTING  RIGHTS.  Lender  shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of
any  provision  of  the  DIP  Financing   Documents  other  than  an  amendment,
modification  or waiver with respect to any Revolving  Advances or Commitment in which such  Participant  has an interest which forgives  principal,  interest or fees or reduces the stated  interest  rate or the stated rates at which fees are payable with respect to any such Revolving Advance or Commitment,  postpones the
Commitment  Termination  Date,  or any date  fixed for any  regularly  scheduled payment of interest or fees on such Revolving Advance or Commitment, or releases from  liability  Borrowers  or releases  any  substantial  portion of any of the
Collateral.

            (c) BENEFIT OF SET-OFF. Borrowers agrees that each Participant shall be  deemed to have the right of  set-off  provided  in  Section  11.5  hereof in respect of its  participating  interest in amounts owing under the DIP Financing
Documents  to the same  extent and subject to the same  requirements  under this
Agreement as if the amount of its participating  interest were owing directly to it as Lender  under the DIP  Financing  Documents,  provided  that Lender  shall retain the right of set-off  provided in Section 11.5 hereof with respect to the amount of  participating  interests sold to each  Participant.  Lender agrees to
                                       26

share with each  Participant,  and each  Participant  by exercising the right of set-off  provided  in  Section  11.5  agrees to share  with  Lender,  any amount received pursuant to the exercise of its right of set-off.

            Section 12.3 ASSIGNMENTS

            (a) PERMITTED ASSIGNMENTS. Lender may, in accordance with Applicable
Law,  at any  time  assign  to any  Eligible  Assignee  all  of its  rights  and obligations under the DIP Financing  Documents.  The assignee shall be deemed to have  consented  and be subject  to, and to be bound by the terms of, all of the
DIP Financing Documents.

            (b) EFFECT;  EFFECTIVE  DATE. On and after the effective date of any assignment, such Eligible Assignee shall for all purposes be the Lender party to this Agreement and any other DIP Financing Document executed by Lender and shall have all the rights and obligations of Lender under the DIP Financing  Documents to the same  extent as if it were an  original  party  thereto,  and no  further consent or action by  Borrowers  shall be  required  to release  the  transferor
Lender with respect to the  Commitment  (or portion  thereof) of such Lender and
Obligations  assigned to such Eligible Assignee.  The transferring  Lender shall continue to be entitled to the  benefits of all  indemnities  applicable  to the period prior to the effective date of the assignment.

            (c)  DISSEMINATION OF INFORMATION.  Borrowers  authorizes  Lender to disclose to any Participant, any Eligible Assignee or any other Person acquiring an  interest  in the  DIP  Financing  Documents  by  operation  of law  (each  a
"TRANSFEREE"),  and any  prospective  Transferee,  any and  all  information  in
Lender's possession concerning  Borrowers,  the Subsidiaries of Borrowers or the
Collateral,  subject to appropriate confidentiality  undertakings on the part of such Transferee.

                                   ARTICLE 13
                                 MISCELLANEOUS

            Section 13.1 POWER OF ATTORNEY.  Each  Borrower  hereby  irrevocably designates,  makes,  constitutes and appoints Lender (and all Persons designated by Lender) as such Borrower's true and lawful attorney (and  Lender-in-fact) and
Lender, or Lender's designee, may, without notice to such Borrower and in either
Borrower's  or  Lender's  name,  if an  Event of  Default  has  occurred  and is continuing,  but at the cost and  expense of  Borrowers,  on a joint and several basis:

            (a) At such time or times as Lender  or said  designee,  in its sole discretion,  may determine,  endorse such Borrower's name on any Payment Item or proceeds of the  Collateral  which come into the  possession  of Lender or under
Lender's control.

            (b)  Subject  to any  notice  or other  action  required  under  the
Financing  Orders:  (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrowers' rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust,  compromise,  discharge or release any of the
Accounts or other Collateral or any legal proceedings  brought to collect any of the Accounts or other  Collateral;  (iii) sell or assign any of the Accounts and other  Collateral upon such terms, for such amounts and at such time or times as
Lender deems advisable; (iv) take control, in any manner, of any item of payment

                                       27

or proceeds  relating to any Collateral;  (v) prepare,  file and sign Borrower's name to a proof of claim in bankruptcy or similar  document  against any Account
Debtor or to any notice of lien,  assignment or  satisfaction of Lien or similar document  in  connection  with any of the  Collateral;  (vi)  receive,  open and dispose of all mail  addressed to Borrowers and to notify postal  authorities to change the address for delivery thereof to such address as Lender may designate;
(vii)  endorse  the name of such  Borrower  upon any of the items of  payment or proceeds  relating  to any  Collateral  and  deposit  the same to the account of
Lender on account of the  Obligations;  (viii) endorse the name of such Borrower upon any chattel paper,  document,  instrument,  invoice,  freight bill, bill of lading or similar document or agreement relating to any Accounts or Inventory of such Borrower and any other Collateral;  (ix) use such Borrower's stationery and sign the name of such  Borrower to  verifications  of the  Accounts  and notices thereof to Account Debtors;  (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the
Accounts,  Inventory and any other Collateral; (xi) make and adjust claims under policies  of  insurance;  and (xii) do all other acts and things  necessary,  in
Lender's  determination,  to  fulfill  such  Borrower's  obligations  under this
Agreement.

            Section 13.2 GENERAL  INDEMNITY.  Borrowers hereby agree, on a joint and several  basis,  to  indemnify  and defend the  Indemnitees  and to hold the
Indemnitees harmless from and against any Claim ever suffered or incurred by any of the  Indemnitees  arising out of or related to this  Agreement  or any of the other DIP Financing  Documents,  the  performance by Lender of its duties or the exercise of any of its rights or remedies hereunder, or the result of Borrowers'
failure to observe,  perform or discharge  any of Borrowers'  duties  hereunder.
Borrowers  shall also indemnify and defend,  on a joint and several  basis,  the
Indemnitees  against and save the  Indemnitees  harmless  from all Claims of any
Person arising out of, related to, or with respect to any  transactions  entered into pursuant to this  Agreement or Lender's Lien arising from the DIP Financing
Documents upon the Collateral. Without limiting the generality of the foregoing, these  indemnities  shall  extend  to any  Claims  asserted  against  any of the
Indemnitees by any Person under any Environmental Laws or similar laws by reason of Borrowers' or any other  Person's  failure to comply with laws  applicable to
Hazardous Materials. Additionally, if any Taxes (excluding Taxes imposed upon or measured solely by the net income of Lender, but including, any intangibles tax, stamp tax,  recording  tax or  franchise  tax)  shall be  payable by Lender,  or
Borrowers  on account of the  execution  or delivery of this  Agreement,  or the execution,  delivery,  issuance or recording  of any of the other DIP  Financing
Documents,  or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, Borrowers shall pay (or will promptly reimburse Lender for the payment of) all such Taxes, including any interest and penalties thereon, and will indemnify and hold Indemnitees harmless from and against liability in connection  therewith.  The foregoing  indemnities shall not apply to protect any of the Indemnitees for the  consequences of their own gross negligence or willful misconduct.

            Section 13.3 SURVIVAL OF ALL INDEMNITIES.  Notwithstanding  anything to the contrary in this  Agreement or any of the other DIP Financing  Documents, the obligation of Borrowers and Lender with respect to each  indemnity  given by it in this Agreement  shall survive the Full Payment of the  Obligations and the termination of any of the Commitment.

                                       28

            Section 13.4  INDULGENCES NOT WAIVERS.  Lender's failure at any time or times  hereafter to require strict  performance by Borrowers of any provision of this  Agreement  shall  not  waive,  affect or  diminish  any right of Lender thereafter to demand strict compliance and performance therewith.

            Section 13.5  MODIFICATION  OF AGREEMENT.  This Agreement may not be
modified,  altered or  amended,  except by an  agreement  in  writing  signed by
Borrowers and Lender.

            Section 13.6 SEVERABILITY. Wherever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under
Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under  Applicable Law, such provision  shall be ineffective  only to the extent of such prohibition or invalidity,  without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            Section 13.7  CUMULATIVE  EFFECT;  CONFLICT OF TERMS. To the fullest extent permitted by Applicable Law, the provisions of the Security Documents are hereby  made  cumulative  with  the  provisions  of this  Agreement.  Except  as otherwise  provided  in any of the other DIP  Financing  Documents  by  specific reference  to the  applicable  provision  of this  Agreement,  if any  provision contained in this Agreement is in direct  conflict with, or  inconsistent  with, any  provision  in any of the  other DIP  Financing  Documents  (other  than the
Financing  Orders),  the provision  contained in this Agreement shall govern and control; in the event that any provision in this Agreement is in direct conflict with,  or  inconsistent  with,  any  provisions  of the  Financing  Orders,  the provisions of the Financing Orders shall govern and control.

            Section  13.8  EXECUTION IN  COUNTERPARTS.  This  Agreement  and any
amendments hereto may be executed in any number of counterparts and by different parties  hereto in separate  counterparts,  each of which when so  executed  and delivered shall be deemed to be an original and all of which  counterparts taken together shall constitute but one and the same instrument.

            Section 13.9 LENDER'S CONSENT. Whenever Lender's consent is required to be obtained under this Agreement or any of the other DIP Financing  Documents as a condition  to any action,  inaction,  condition  or event,  Lender shall be authorized to give or withhold its consent in its sole and absolute  discretion, unless expressly stated otherwise.

            Section 13.10 NOTICES. All notices,  requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or  registered mail,  return  receipt  requested,  personal  delivery  against  receipt  or  by telecopier  or other  facsimile  transmission  and  shall be deemed to have been validly served,  given or delivered when delivered against receipt or 3 Business
Days after deposit in the U.S. mail,  certified mail postage prepaid, or, in the case of facsimile transmission,  when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after  receipt) at the office where the noticed party's  telecopier is located,  in each case addressed to the noticed party at the address  shown for such party on the signature  page hereof.  Notwithstanding the foregoing,  no notice to or upon Lender pursuant to
Section 3.1 or Section 5.2(b) shall be effective until actually  received by the individual to whose  attention at Lender such notice is required to be sent. Any written  notice or demand  that is not sent in  conformity  with the  provisions hereof shall  nevertheless be effective on the date that such notice is actually received by the noticed party.

                                       29

            Section 13.11  PERFORMANCE OF BORROWERS'  OBLIGATIONS.  If Borrowers
shall fail to discharge any covenant,  duty or obligation hereunder or under any of the other DIP Financing Documents,  Lender may, in its sole discretion at any time or from time to time, for Borrowers' account and at Borrowers' expense, pay any amount or do any act required of Borrowers hereunder or under any of the DIP
Financing  Documents or otherwise lawfully requested by Lender to enforce any of the DIP  Financing  Documents  or  Obligations,  preserve,  protect,  insure  or maintain any of the  Collateral,  or preserve,  defend,  protect or maintain the validity or priority of Lender's Liens in any of the  Collateral,  including the payment of any judgment against Borrowers,  any insurance premium, any warehouse charge,  any finishing or processing  charge, any landlord claim, any other Lien upon or with respect to any of the Collateral. All payments that Lender may make
under  this  Section  and  all  out-of-pocket   costs  and  expenses  (including
Extraordinary Expenses) that Lender pays or incurs in connection with any action taken by it hereunder  shall be reimbursed to Lender by Borrowers on demand with interest  from the date  such  payment  is made or such  costs or  expenses  are incurred  to the date of payment  thereof at the  Default  Rate  applicable  for
Revolving Advances.  Any payment made or other action taken by Lender under this
Section shall be without  prejudice to any right to assert,  and without  waiver of, an Event of Default  hereunder and to proceed  thereafter as provided herein or in any of the other DIP Financing Documents.

            Section  13.12  TIME  OF  ESSENCE.  Time is of the  essence  of this
Agreement and the Security Documents.

            Section 13.13 ENTIRE AGREEMENT;  APPENDIX A, EXHIBITS AND SCHEDULES.
This  Agreement and the other DIP Financing  Documents,  together with all other instruments,  agreements and certificates  executed by the parties in connection therewith  or with  reference  thereto,  embody  the  entire  understanding  and agreement  between the parties  hereto and thereto  with  respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements,  whether express or implied,  oral or written.  Appendix A, each of the Exhibits and each of the Schedules  attached  hereto are  incorporated  into this Agreement and by this reference made a part hereof.

            Section 13.14 INTERPRETATION.  No provision of this Agreement or any of the other DIP Financing  Documents shall be construed  against or interpreted to the  disadvantage  of any party hereto by any court or other  governmental or judicial  authority  by reason of such party  having,  or being  deemed to have, structured, drafted or dictated such provision.

            Section 13.15  GOVERNING LAW. This  Agreement  shall be governed by, and construed in accordance, with the laws of the State of New York.

                                       30

            Section 13.16 NO THIRD PARTY  BENEFICIARIES.  The  agreements of the parties  hereto  are  solely for the  benefit  of  Borrowers  and Lender and its successors and assigns and no other Person.

            Section 13.17 RULES OF CONSTRUCTION. This Agreement shall be subject to the rules of construction set forth in Appendix A.

            Section 13.18 JOINT AND SEVERAL  LIABILITY OF  BORROWERS.  Borrowers
shall  be  jointly  and  severally  liable  for all  Obligations  under  the DIP
Financing Documents, including fees, indemnities and expenses of Lender.

 [The remainder of this page is intentionally left blank. Signature pages follow.]

                                       31

            IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.

                                   BORROWERS:

                                   DATATEC SYSTEMS, INC., a Delaware corporation

                                   By:
                                          ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:         1275 Alderman Drive
                                                    Alpharetta, Georgia 30005
                                   Attn:            Chief Executive Officer
                                   Telephone:       (770) 667-8488
                                   Facsimile:       (770) 667-8288

                                   DATATEC INDUSTRIES, INC., a New Jersey
                                   corporation

                                   By:
                                          ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:         1275 Alderman Drive
                                                    Alpharetta, Georgia 30005
                                   Attn:            Chief Executive Officer
                                   Telephone:       (770) 667-8488
                                   Facsimile:       (770) 667-8288

                                   with a copy to:

                                   Lowenstein Sandler PC
                                   65 Livingston Avenue
                                   Roseland, NJ 07068
                                   Attn: Bruce Buechler, Esq.
                                   Facsimile: 973-597-2400

                                 Signature Page

                                   LENDER:

                                   ALPINE ASSOCIATES, A LIMITED PARTNERSHIP,
                                   a New Jersey limited partnership

                                   By:
                                          ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:         100 Union Avenue
                                                    Cresskill, New Jersey 07626
                                   Attn:            Mr. Ken Grossman
                                   Telephone:       201-871-2200
                                   Facsimile:       201-871-2741

                                   with a copy to:

                                   Vinson & Elkins L.L.P.
                                   666 Fifth Avenue
                                   26th Floor
                                   New York, New York 10103
                                   Attn: Steven Abramowitz, Esq.
                                   Facsimile: 212-237-0100

                                 Signature Page

                                   APPENDIX A

                               GENERAL DEFINITIONS

     ACCEPTABLE PLAN - a Reorganization  Plan which provides for Full Payment of all Obligations on the effective date of such Reorganization  Plan, provides for an  effective  date thereof no later than 20 days after the date of entry of the
Confirmation Order and otherwise contains  provisions which,  individually or in the  aggregate,  could not  reasonably be expected to be  materially  adverse to
Lender, as determined by Lender in its good faith discretion.

     ACCOUNT - shall have the meaning  ascribed to  "account" in the UCC as such definition may be amended from time to time and shall include a right to payment for goods sold or leased or for services  rendered  that is not  evidenced by an
Instrument or Chattel  Paper,  whether or not any such right to payment has been earned by performance.

     ACCOUNT  DEBTOR - any  Person who is or may  become  obligated  under or on account of an Account.

     AFFILIATE - a Person:  (a) which directly or indirectly through one or more intermediaries  controls,  or is controlled by, or is under common control with, another Person; (b) which beneficially owns or holds 10% or more of any class of the  Equity  Interests  of  another  Person;  or (c) 10% or  more of the  Equity
Interests  of  which  is  beneficially  owned  or held by  another  Person  or a
Subsidiary of another Person.

     AGGREGATE ADVANCES - at any time, the sum of (a) the aggregate  outstanding principal amount at such time of the Revolving Advances made to Systems PLUS (b)
the  aggregate  outstanding  principal  amount  at such  time  of the  Revolving
Advances  made to  Industries  PLUS  (c)  the  Outstanding  Alpine  Pre-Petition
Indebtedness.

     AGREEMENT - the Debtor In Possession Revolving Credit Agreement referred to in the Preamble hereof, all Exhibits and Schedules thereto and this Appendix A.

     ALPINE  PRE-PETITION  NOTE  - the  Senior  Secured  Note  in  the  original principal  amount of $585,000,  dated  December  13, 2004,  made by Borrowers in favor of Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     ALPINE  PRE-PETITION  NOTE DOCUMENTS - the collective  reference to (a) the
Alpine  Pre-Petition  Note, (b) the Security and Pledge  Agreement,  dated as of
December  13,  2004,  among  Borrowers  and  Lender  and (c)  the  Subordination
Agreement,  dated as of December 13, 2004, among Borrowers, Eagle and Lender, in each  case as the same  may be  amended,  restated,  supplemented  or  otherwise modified from time to time.

     APPLICABLE LAW - all laws, rules and regulations  applicable to the Person, conduct, transaction, covenant or DIP Financing Documents in question, including all  applicable  common law and  equitable  principles;  all  provisions  of all applicable state and federal  constitutions,  statutes,  rules,  regulations and orders  of  governmental  bodies;  and  orders,  judgments  and  decrees  of all
Bankruptcy Courts and arbitrators.

                                       1

     ASSET  DISPOSITION - any sale,  issuance,  conveyance,  transfer,  lease or other  disposition by Borrowers in one or a series of related  transactions,  of any Property including,  without limitation,  any Collateral or Equity Interests of Borrowers to any Person (other than to Borrowers).

     AVOIDANCE CLAIM - any claim or right that could be asserted by or on behalf of any Borrower or its respective Estate against a Person under 11 U.S.C. ss.ss.
544, 546, 547, 548, 549, 550 or 553.

     BANKRUPTCY  CODE -  means  Title  11 of the  United  States  Code  entitled
"Bankruptcy" as now and hereafter in effect, or any successor statute.

     BANKRUPTCY COURT - as defined in the Recitals to the Agreement.

     BORROWERS - as defined in the Preamble to the Agreement.

     BORROWER'S  ESTATE - means,  in respect of each  Borrower,  the Property of such Borrower that became subject to the  jurisdiction  of the Bankruptcy  Court pursuant to Section 541(a) of the Bankruptcy  Code upon filing of the Chapter 11
Case.

     BORROWING - a borrowing  consisting of one or more Revolving  Advances made or deemed made on the same day by Lender.

     BORROWING  BASE - has the meaning  given to such term in the IBM  Facility;
PROVIDED  that  provisions  referring to the  discretion  of IBM shall,  for the purposes  of this  Agreement,  be  deemed  to be to the  discretion  of  Lender;
PROVIDED  FURTHER that the terms of such Borrowing Base shall apply to Borrowers on a consolidated basis.

     BUDGET - (a) for the  first 4 weeks  after the  Closing  Date,  the  budget attached  hereto as Exhibit F and (b)  thereafter,  a supplemental  monthly cash expense budget  detailing,  (i) on a weekly basis, the anticipated cash receipts and  expenditures and permitted  cumulative  variances,  including  Professional
Expenses,  of Borrowers and (ii) Borrowing Base  information as set forth in the collateral  management  report as set forth in  Attachment F to the IBM Facility for such month, as amended or supplemented from time to time with Lender's prior written consent,  which budget (and any amendments thereto), in the case of this clause (b),  shall be in form and  substance  acceptable  to Lender and shall be incorporated into the Financing Orders.

     BUSINESS DAY - any day  excluding  Saturday,  Sunday and any day which is a legal  holiday  under  the  laws of the  State  of New York or is a day on which banking institutions located in such state are required to be closed.

     CAPITAL  EXPENDITURES - expenditures  made for the acquisition of any fixed assets or improvements,  replacements,  substitutions or additions thereto which have a useful life of more than one year,  including the total principal portion of Capitalized Lease Obligations.

     CAPITALIZED  LEASE OBLIGATION - any Debt represented by obligations under a lease that is required to be  capitalized  for financial  reporting  purposes in accordance with GAAP.

                                       2

     CARVE-OUT  - means  the (a)  fees  payable  to the  United  States  Trustee pursuant  to 28 U.S.C.  ss.  1930(a)  and the fees  payable  to the Clerk of thE
Bankruptcy Court in respect of the Chapter 11 Case; and (b) fees and expenses of professionals  retained  by  Borrowers  pursuant  to Section  327 or 1103 of the
Bankruptcy Code incurred, accrued, or invoiced from the Closing Date through the date of an Event of Default,  not in excess of the amounts  provided  for in the
Budget for such items plus an additional $200,000 for fees and expenses incurred after the date of such Event of Default.

     CERCLA  -  the  Comprehensive   Environmental   Response  Compensation  and
Liability Act, 42 U.S.C. ss. 9601 et seq. and its implementing regulations.

     CHAPTER 11 CASE - as defined in the Recitals to the Agreement.

     CHATTEL PAPER - shall have the meaning ascribed to the term "chattel paper"
in the UCC, as such definition may be amended from time to time.

     CLAIMS - any and all claims,  demands,  liabilities,  obligations,  losses, damages, penalties,  actions, judgments, suits, awards, remedial response costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys',  accountants',  consultants'  or  paralegals'  fees  and  expenses), whether  arising under or in connection  with the DIP Financing  Documents,  any
Applicable Law (including any Environmental Laws) or otherwise,  that may now or hereafter  be suffered or incurred by a Person and whether  suffered or incurred in or as a  result  of  any  investigation,  litigation,  arbitration  or  other judicial or non-judicial proceeding or any appeals related thereto.

     CLOSING DATE - December 14, 2004.

     COLLATERAL  - all of the  Property  and  interests in Property of Borrowers that are  described in Article 6 of the  Agreement,  and all other  Property and interests in Property that now or hereafter  secure the payment and  performance of any of the Obligations,  whether or not such Property or interest in Property was in existence on or acquired by Borrowers prior to or after the Closing Date.

     COMMITMENT - shall have the meaning  ascribed thereto in Section 1.1 of the
Agreement.

     COMMITMENT  TERMINATION  DATE - the date that is the  earliest to occur of:
(a) the Maturity Date, (b) the effective date of any Acceptable Plan or the date of entry of a Confirmation Order with respect to any other  Reorganization Plan,
(c) the event of closing with respect to any sale, transfer or other disposition of any  material  assets  of any  Borrower  outside  of the  ordinary  course of business,  (d) the date Lender  terminates the DIP Facility  pursuant to Section
5.2 or Sections 11.2 of the Agreement, (e) the date on which Borrowers elects to terminate the Agreement  pursuant to Section  5.2(b) of the  Agreement,  (f) the date that is 40 days after the entry of the Interim Order,  if a Final Financing
Order has not been entered and is not an Effective Final Order on or before such date, (g) the date on which Secured  Creditor  asserts its rights to declare the use of Cash Collateral  terminated  pursuant to the Interim Financing Order, and
(h) the date on which an order of the  Bankruptcy  Court  terminates  the use of
Cash Collateral.

                                       3

     COMPLIANCE  CERTIFICATE - the  compliance  certificate  attached to the IBM
Facility as Attachment C thereto.

     CONFIRMATION  ORDER - an  order  entered  by the  Bankruptcy  confirming  a
Reorganization Plan.

     CONTINGENT  OBLIGATION - with respect to any Person, any obligation of such
Person  arising from any  guaranty,  indemnity or other  assurance of payment or
performance  of  any  Debt,  lease,   dividend  or  other  obligation  ("PRIMARY
OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether
directly  or  indirectly,   including  (a)  the  direct  or  indirect   guaranty
endorsement  (other than for  collection  or deposit in the  ordinary  course of business),  co-making,  discounting  with recourse or sale with recourse by such
Person  of the  obligation  of a primary  obligor,  (b) the  obligation  to make take-or-pay or similar payments,  if required,  regardless of non-performance by any other party or parties to an agreement,  (c) any  obligation of such Person, whether or not  contingent,  (i) to purchase any such primary  obligation or any
Property  constituting direct or indirect security therefor,  (ii) to advance or supply funds (A) for the purchase or payment of any such primary  obligations or
(B) to maintain  working  capital or equity  capital of the  primary  obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property,  Securities or services primarily for the purpose of assuring the owner of any such primary  obligation of the ability of the primary  obligor to make payment of such primary  obligation or (iv)  otherwise to assure or hold harmless the holder of such primary  obligation against loss in respect thereof;
PROVIDED,  HOWEVER, that the term "CONTINGENT  OBLIGATION" shall not include any product  warranties  extended in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable  amount  of the  primary  obligation  with  respect  to which  such
Contingent  Obligation is made (or, if less,  the maximum amount of such primary obligation  for which  such  Person may be liable  pursuant  to the terms of the
instrument  evidencing  such  Contingent   Obligation)  or,  if  not  stated  or
determinable,  the maximum reasonably anticipated liability with respect thereto
(assuming such Person is required to perform thereunder),  as determined by such
Person in good faith.

     DEBT - as applied to a Person  means,  without  duplication:  (a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability  side of a balance sheet of such Person on the date as of which Debt is to be determined,  including Capitalized Lease Obligations; (b)
all  obligations  of other  Persons  which such Person has  guaranteed;  (c) all reimbursement  obligations  in  connection  with  letters of credit or letter of credit guaranties issued for the account of such Person;  and (d) in the case of
Borrowers (without duplication), the Obligations.

     DEFAULT - an event or condition  the  occurrence  of which would,  with the lapse of time or the giving of notice, or both, become an Event of Default.

     DEFAULT RATE - for any day, the Interest Rate otherwise  applicable to such day, plus four percent (4%) per annum.

                                       4

     DEPOSIT ACCOUNT - a demand, time, savings,  passbook, money market or other depository account, or a certificate of deposit, maintained by any Borrower with any  bank,  savings  and loan  association,  credit  union  or other  depository institution.

     DIP FACILITY - the revolving credit facility established by Lender in favor of Borrowers under Article 1 of the Agreement.

     DIP  FINANCING  DOCUMENTS  -  this  Agreement,   the  Notes,  the  Security
Documents,  the Financing Orders, and any and all other agreements,  instruments and  documents now or hereafter  executed by either  Borrower in favor of Lender with respect to any of the transactions contemplated by this Agreement.

     DIP TERM - a period commencing on the date of entry of an Interim Financing
Order that is an Effective Final Order and ending on the Maturity Date.

     DOCUMENT - shall have the meaning  ascribed to the term  "document"  in the
UCC, as such definition may be amended from time to time.

     DOLLARS AND THE SIGN "$" - lawful money of the United States of America.

     EARLY TERMINATION FEE - One and one-half percent (1.5%) of the Commitment.

     EAGLE - Eagle Acquisition Partners, Inc.

     EFFECTIVE  FINAL ORDER - an order of the Bankruptcy  Court that shall be in full  force and  effect  and not  subject  to any  outstanding  appeal,  writ of mandamus, or other request for reconsideration or modification.

     ELIGIBLE  ASSIGNEE - any  commercial  bank,  savings and loan  association, savings bank,  finance company,  investment fund or other financial  institution
(whether a  corporation,  partnership,  or other  entity),  or any  Affiliate of
Lender;  PROVIDEd,  HOWEVER  that,  so long as no Event of  Default  shall  have occurred  and be  continuing,  no direct  competitor  of a Borrower  shall be an
Eligible Assignee.

     ENVIRONMENTAL  LAWS - any  and  all  laws,  statutes,  rules,  regulations, orders,  ordinances,  codes, legal directives,  notices,  legal requirements and rules  of  common  law of any  effect  as of the  date  hereof  in any  and  all jurisdictions  in which any Borrower is  conducting or at any time has conducted business  or  where  the  Collateral  is or was  located,  and any  judicial  or administrative  interpretation  thereof  including,  but  not  limited  to,  any judicial  or  administrative  order,  consent  decree,  judgment  or  settlement relating to the  environment,  Hazardous  Materials  or  exposure  to  Hazardous
Materials.

     EQUIPMENT - shall have the meaning  ascribed to the term "equipment" in the
UCC, as such definition may be amended from time to time.

     EQUITY INTEREST - the interest of (a) a shareholder in a corporation, (b) a partner (whether general or limited) in a partnership (whether general,  limited or limited  liability),  (c) a member in a limited liability company, or (d) any

                                       5

other Person having any other form of equity security in any form of entity.

     ERISA - the Employee  Retirement  Income Security Act of 1974 and all rules and regulations from time to time promulgated thereunder.

     ESTATE - the estate  created in the  Chapter 11 Case  pursuant to 11 U.S.C.
ss. 541(a).

     EVENT OF DEFAULT - shall  have the  meaning  ascribed  in Article 11 of the
Agreement.

     EXTRAORDINARY EXPENSES - all reasonable out-of-pocket costs, expenses, fees
(including  fees incurred by Lender  Professionals)  or advances that Lender may suffer  or  incur,  whether  prior to or  after  the  occurrence  of an Event of
Default,  and whether  prior to, after or during the  pendency of an  Insolvency
Proceeding  of  Borrowers,  on account of or in  connection  with (a) the audit, inspection,  repossession,  storage, repair, appraisal,  insuring, completion of
the  manufacture  of,  preparing  for  sale,   advertising  for  sale,  selling,
collecting or otherwise  preserving or realizing  upon any  Collateral;  (b) the defense of Lender's  Lien upon any  Collateral  or the  priority  thereof or any adverse  claim  with  respect  to the  Revolving  Advances,  the  DIP  Financing
Documents or the Collateral  asserted by Borrowers,  any receiver or trustee for
Borrowers or any creditor or representative  of creditors of Borrowers;  (c) the settlement or satisfaction of any Liens upon any Collateral;  (d) the collection or enforcement of any of the Obligations;  (e) the  negotiation,  documentation, and closing of any  restructuring  or forbearance  agreement with respect to the
DIP Financing Documents or Obligations;  (f) amounts advanced by Lender pursuant to  Section  7.1(c)  of the  Agreement;  or (g)  the  enforcement  of any of the provisions  of any of the DIP  Financing  Documents.  Such costs,  expenses  and advances may include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers'
fees and  commissions,  auctioneers'  fees and commissions,  consultants'  fees, accountants'  fees,  environmental  study  fees,  wages  and  salaries  paid  to employees  of  any  Borrower  or  independent  contractors  in  liquidating  any
Collateral, travel expenses, all other fees and expenses payable or reimbursable by Borrowers  under any of the DIP Financing  Documents,  and all other fees and expenses  associated with the enforcement of rights or remedies under any of the
DIP Financing Documents, but excluding compensation paid to employees (including inside legal counsel who are employees) of Lender.

     FINAL FINANCING  ORDER - an order which is entered by the Bankruptcy  Court pursuant to Section 364 of the  Bankruptcy  Code and  Bankruptcy  Rule  4001(c),
which is in form and substance reasonably  acceptable to Lender in all respects, and which  authorizes  the  incurrence  by  Borrowers of  post-petition  secured
(including  a lien on  Avoidance  Actions and a waiver by the  Borrowers  of any rights  either or both Borrower may have to seek to recover from any part of the
Collateral,  pursuant to section 506(c) of the Bankruptcy Code or otherwise, any costs,  expenses,  fees,  or charges  incurred  by the  Debtors,  any  statutory committee,  or any other person,  party,  or entity in  connection  with (i) the administration  of this  Chapter 11 Case or any  superseding  chapter 7 cases to which such cases may be converted,  or (ii) the  preservation  or disposition of any part of the Collateral,  whether incurred in connection with this Chapter 11
Case or any  superseding  chapter 7 case to which these cases may be  converted)
and superpriority indebtedness under the DIP Facility in accordance with the DIP
Financing Documents on a final basis.

                                       6

     FINANCING  ORDERS - any  Interim  Financing  Order and any Final  Financing
Order.

     FULL  PAYMENT - full,  final and  indefeasible  payment of all  Obligations which are then due and payable in cash or  immediately  available  funds and, in the case of any Obligation  that is, at the time in question,  contingent,  upon
Lender's  receipt of either cash or a direct pay letter of credit  naming Lender as beneficiary and in form and substance,  and from an issuing bank,  acceptable to Lender,  in each case in an amount not less than 105% of each such contingent
Obligation.

     GAAP - generally accepted accounting  principles and practices in effect in the United States of America from time to time.

     GENERAL  INTANGIBLE - shall have the meaning  ascribed to the term "general intangible" in the UCC, as such definition may be amended from time to time, and shall include all interests in Intellectual Property.

     GOVERNMENTAL APPROVALS - all authorizations,  consents, approvals, licenses and  exemptions  of,  registrations  and  filings  with,  and  reports  to,  all
Governmental Authorities.

     GOVERNMENTAL AUTHORITY - any federal, state,  municipal,  national or other
governmental   department,   commission,   board,   bureau,   court,  agency  or
instrumentality  or  political  subdivision  thereof  or any  entity or  officer
exercising  executive,  legislative,   judicial,  regulatory  or  administrative
functions of or pertaining to any government or any court,  in each case whether associated  with a state of the United  States,  the  District  of Columbia or a
foreign entity or government.

     HAZARDOUS  MATERIALS - any "waste,"  "hazardous waste," "industrial waste,"
"solid waste," "hazardous material,"  "hazardous  substance," "toxic substance,"
"hazardous  material,"  "pollutant," or  "contaminant" as those or similar terms are  defined,  identified,  or  regulated  under  any  Environmental  Laws;  any
asbestos,   polychlorinated  biphenyls,  or  radon;  any  petroleum,   petroleum
hydrocarbons,  petroleum  products,  crude oil and any components,  fractions or derivatives  thereof;  and any substance that, whether by its nature or its use, is  subject  to  regulation  under  any  Environmental  Law  or  results  in any
Governmental Authority requiring any environmental  investigation,  remediation, or monitoring thereof.

     IBM - means IBM Credit Corporation.

     IBM  FACILITY  - that  certain  Inventory  and  Working  Capital  Financing
Agreement,  dated  November  10, 2000 (as  amended,  supplemented,  or otherwise modified up to the Closing  Date),  among  Borrower and IBM Credit  Corporation, attached as Exhibit C hereto.

     INDEMNIFIED  AMOUNT - the  amount of any loss,  cost,  expenses  or damages suffered or incurred by Indemnitees  and against which  Borrowers have agreed to indemnify such Indemnitees  pursuant to the terms of the Agreement or any of the other DIP Financing Documents.

                                       7

     INDEMNITEE - Lender in its capacity as a lender under the Agreement and its present  and  future  officers,  directors  and  agents,  including  all  Lender
Professionals and all Affiliates of Lender.

     INDUSTRIES - as defined in the Preamble to the Agreement.

     INSOLVENCY  PROCEEDING  - any action,  case or  proceeding  commenced by or against a Person, or any agreement of such Person, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other  insolvency or debt adjustment law (whether  state,  federal or foreign),  (b) the  appointment of a receiver,  trustee, liquidator or other custodian for such Person or any part of its Property,  (c) an assignment or trust  mortgage for the benefit of creditors of such Person, or (d) the liquidation, dissolution or winding up of the affairs of such Person.

     INSTRUMENT - shall have the meaning  ascribed to the term  "instrument"  in the UCC, as such definition may be amended from time to time.

     INTELLECTUAL  PROPERTY - means all United  States and foreign (i)  patents,
patent  applications,   utility  models  or  statutory  invention  registrations
(whether or not filed),  and invention  disclosures;  (ii)  trademarks,  service marks,  logos,  designs,  trade names,  trade dress,  domain names and corporate names and  registrations  and applications for registration  thereof (whether or not filed) and the goodwill  associated  therewith;  (iii)  copyrights,  whether registered or unregistered,  and registrations and applications for registration thereof  (whether  or not filed) and other works or  authorship,  whether or not published; (iv) trade secrets,  proprietary information,  formulas,  inventions, know-how,  procedures,  customer  lists,  supplier  lists,  manufacturer  lists, manufacturing  and  production  processes  and  techniques,  manuals,  formulas, hardware, software, firmware, databases; and (v) moral rights relating to any of the foregoing.

     INTEREST RATE - shall have the meaning  ascribed  thereto in Section 2.1(a)
of the Agreement.

     INTERIM  FINANCING ORDER - an order that is entered by the Bankruptcy Court pursuant to Section 364 of the  Bankruptcy  Code and  Bankruptcy  Rule  4001(c),
which  is in  form  and  substance  reasonably  satisfactory  to  Lender,  which authorizes Borrowers to incur, during the Interim Period,  post-petition secured and  superpriority  Debt  under  the DIP  Facility  in  accordance  with the DIP
Financing Documents.

     INTERIM PERIOD - the period  commencing upon entry of an Interim  Financing
Order and ending on the entry of the Final Financing Order.

     INVENTORY - shall have the meaning  ascribed to  "inventory" in the UCC, as such definition may be amended from time to time including,  in the case of each
Borrower:  (a) all goods  intended  for sale or lease by such  Borrower,  or for display or  demonstration;  (b) all work in process;  (c) all raw  materials and other materials and supplies of every nature and description used or which might be used  in  connection  with  the  manufacture,  printing,  packing,  shipping, advertising,  selling,  leasing or furnishing of such goods or otherwise used or consumed in such  Borrower's  business;  and (d) all  Documents  evidencing  any
General  Intangibles  relating  to any of the  foregoing,  whether  now owned or hereafter acquired by such Borrower.

                                       8

     INVESTMENT  PROPERTY  - shall  have the  meaning  ascribed  to  "investment property" in the UCC, as such definition may be amended from time to time.

     LENDER - as defined in the Preamble to this Agreement.

     LENDER  PROFESSIONALS  -  attorneys,   accountants,   appraisers,  business
valuation   experts,   environmental   engineers  or   consultants,   turnaround
consultants and other professionals or experts retained by Lender.

     LENDER'S  ACCOUNT - Bank of New York, One Wall Street,  New York, New York,
10286, ABA# 021 000 018, Acct# 866 1151 510, Account Name: Alpine Associates, LP
(or such other account as Lender may direct Borrowers in writing).

     LIBOR - shall mean for the Closing Date and the first  Business Day of each month  subsequent  to the Closing Date,  (a) the rate per annum  (rounded to the nearest  1/100 of 1%) equal to the rate  determined  by Lender to be the offered rate which appears on the page of the Telerate  Screen which displays an average
British Bankers Association  Interest Settlement Rate (such page currently being page number 3740 or 3750, as applicable) for deposits (for delivery on the first day of such period) with a term equivalent to one months in Dollars,  determined as of approximately  11:00 a.m.  (London,  England time) on such date, or (b) in the event the rate  referenced  in the  preceding  clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by Lender to be the  offered  rate on such  other  page or other  service  which displays an average British  Bankers  Association  Interest  Settlement Rate for
deposits (for  delivery on the first day of such period) with a term  equivalent to one month in Dollars,  determined  as of  approximately  11:00 a.m.  (London,
England time) on such date.

     LIEN - any interest in Property  securing an obligation owed to, or a claim by, a Person  other than the owner of the  Property,  whether  such  interest is based on common law,  statute or  contract.  The term "LIEN"  shall also include reservations,  exceptions, encroachments,  easements, rights-of-way,  covenants, conditions,  restrictions,  leases and other title  exceptions and  encumbrances affecting  Property.  For the purpose of the  Agreement,  each Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the
Property  has been  retained  by or vested in some  other  Person  for  security purposes.

     MATERIAL ADVERSE EFFECT - the effect of any event, condition, act, omission or  circumstance,  which,  alone  or when  taken  together  with  other  events, conditions,  acts, omissions or circumstances occurring or existing concurrently therewith:  (a) has, or could reasonably be expected to have, a material adverse
effect  upon  the  business,   operations,   Properties,   assets,  liabilities,
obligations,  prospects or condition (financial or otherwise) of Borrowers taken as a whole;  (b) has or may be reasonably  expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other DIP Financing Documents;  (c) has any material adverse effect upon the value of the whole or any material part of the  Collateral,  the Liens of Lender with respect to the Collateral or the priority of any such Liens; (d) materially impairs  the  ability of any  Borrower  to  perform  its  obligations  under the
Agreement or any of the other DIP Financing  Documents,  including  repayment of any of the Obligations when due; or (e) materially impairs the ability of Lender

                                       9

to enforce or collect the  Obligations  or realize upon any of the Collateral in accordance with the DIP Financing Documents and Applicable Law.

     MATERIAL  CONTRACT - any  agreement  to which any  Borrower  is a party and which,  if  terminated  or  breached,  could  reasonably  be  expected to have a
Material Adverse Effect.

     MATURITY  DATE - the  date  that  is the  earliest  of (a)  the  Commitment
Termination  Date, (b) the date on which any Obligation  under the DIP Financing
Documents  have been  accelerated  pursuant to Section 11.2 of the Agreement and
(c)  the  first  anniversary  of the  Closing  Date,  subject  to one  six-month extension to be granted at Lender' sole discretion.

     MAXIMUM  RATE - the  maximum  non-usurious  rate of interest  permitted  by
Applicable  Law that at any time, or from time to time,  may be contracted  for, taken,  reserved,  charged or received on the Debt in question or, to the extent that  at any  time  Applicable  Law  may  thereafter  permit  a  higher  maximum non-usurious rate of interest, then such higher rate.  Notwithstanding any other provision  hereof,  the  Maximum  Rate  shall  be  calculated  on a daily  basis
(computed  on the actual  number of days elapsed over a year of 365 or 366 days, as the case may be).

     MOODY'S - Moody's Investors Services, Inc.

     MULTIEMPLOYER  PLAN- has the  meaning  set forth in Section  4001(a)(3)  of
ERISA.

     NET PROCEEDS - proceeds  (including cash receivable  (when received) by way of deferred payment) received by any Borrower from the sale, lease,  transfer or other  disposition of any Property  (including,  without  limitation,  any Asset
Disposition),  including insurance proceeds and awards of compensation  received with respect to the destruction or condemnation of all or part of such Property, net of the reasonable and customary costs of such sale, lease, transfer or other disposition.

     NOTES - the  Note(s)  and any  other  promissory  note  executed  by either
Borrower at Lender's request to evidence any of the Obligations.

     NOTICE OF BORROWING - shall have the meaning  ascribed in Section 3.1(a) of the Agreement.

     OBLIGATIONS - in each case,  whether now in existence or hereafter arising,
(a)  the  principal  of,  and  interest  on,  the  Revolving  Advances;  (b) the
Outstanding Alpine Pre-Petition Indebtedness and (c) all other Debts, covenants, duties and obligations (including Contingent  Obligations) now or at any time or times  hereafter  owing by either  Borrower to Lender  under or pursuant to this
Agreement or any of the other DIP Financing Documents,  whether evidenced by any note or other writing,  whether arising from any extension of credit, opening of
a  letter  of  credit,   acceptance,   loan,  guaranty,   expense  reimbursement
obligation,  indemnification  or  otherwise  and  whether  direct  or  indirect, absolute or contingent,  due or to become due, primary or secondary, or joint or
several,  including  all  interest,   charges,  expenses,  fees  or  other  sums
(including  Extraordinary  Expenses)  chargeable  to  either  or both  Borrowers hereunder or under any of the other DIP Financing Documents.

                                       10

     ORDINARY  COURSE OF  BUSINESS - with  respect to any Person,  the  ordinary course of such Person's business, as conducted by such Person in accordance with past  practices  and  undertaken  by such  Person in good  faith and not for the purpose of evading any covenant or restriction in any DIP Financing Document.

     ORGANIZATIONAL  DOCUMENTS  - with  respect  to  any  Person,  its  charter, certificate  or articles of  incorporation,  bylaws,  articles of  organization, operating agreement, members agreement,  partnership agreement, voting trust, or similar  agreement or  instrument  governing  the formation or operation of such
Person.

     ORIGINATION FEE - One percent (1%) of the Commitment.

     OUTSTANDING ALPINE PRE-PETITION  INDEBTEDNESS - at any time, the sum of (a)
the aggregate  outstanding  principal amount of the Alpine  Pre-Petition Note at such time PLUS (b) all  accrued  and  unpaid  interest  in respect of the Alpine
Pre-Petition Note PLUS (c) all other amounts  (including fees and expenses) then due and owing with respect to the Alpine Pre-Petition Note Documents.

     PALLADIN FACILITY - (a) that certain Note Purchase  Agreement,  dated as of
July 3, 2003 by and among Datatec Systems,  Inc. and each of the investors party thereto  (the  "Investors"),  as  attached  hereto  as  Exhibit  D, and (b) each security agreement executed in connection therewith.

     PARTICIPANT - as defined in Section 12.2(a).

     PAYMENT ITEMS - all checks,  drafts,  or other items of payment  payable to any Borrower, including proceeds of any of the Collateral.

     PERSON  -  an  individual,  partnership,   corporation,  limited  liability
company,  limited  liability  partnership,  joint  stock  company,  land  trust, business trust, or unincorporated organization, or a Governmental Authority.

     PLAN - an employee  benefit plan now or hereafter  maintained for employees of any Borrower that is covered by Title IV of ERISA.

     PLEDGED  SECURITIES  - all Equity  Interests  owned by any  Borrower in any
Person.

     PRE-PETITION  LOAN  AGREEMENTS  -  collectively,  the IBM  Facility and the
Palladin Facility.

     PROFESSIONAL   EXPENSES  -  the  fees  and   reimbursable   expenses  of  a
Professional Person.

     PROFESSIONAL PERSON - a Person who is an attorney,  accountant,  appraiser, auctioneer or other  professional  person and who is retained,  with  Bankruptcy
Court approval,  by (a) Borrowers pursuant to Section 327 of the Bankruptcy Code or (b) a Committee pursuant to Section 1103(a) of the Bankruptcy Code.

     PROPERLY CONTESTED - in the case of any Debt of any Borrower (including any
Taxes) that is not paid as and when due or payable by reason of such  Borrower's bona fide dispute  concerning its liability to pay same or concerning the amount thereof:  (a) such Debt is being properly contested in good faith by appropriate

                                       11

proceedings promptly instituted and diligently conducted;  (b) such Borrower has established  appropriate  reserves as shall be required in conformity with GAAP;
(c) the  non-payment  of such Debt will not have a Material  Adverse  Effect and will not result in a forfeiture of any assets of such  Borrower;  (d) no Lien is imposed upon any of such Borrower's  assets with respect to such Debt unless the applicable  Lien is at all times junior and subordinate in priority to the Liens in favor of Lender  (except  only  with  respect  to  property  taxes  that have priority as a matter of applicable  state law) and  enforcement  of such Lien is stayed during the period prior to the final  resolution or  disposition  of such dispute; (e) if the Debt results from, or is determined by the entry,  rendition or issuance  against  such  Borrower  or any of its assets of a judgment,  writ, order or decree,  enforcement of such judgment,  writ, order or decree is stayed pending a timely  appeal or other  judicial  review;  and (f) if such contest is abandoned,  settled  or  determined  adversely  (in  whole  or in  part) to such
Borrower, such Borrower forthwith pays such Debt and all penalties, interest and other amounts due in connection therewith.

     PROPERTY - any  interest in any kind of property  or asset,  whether  real, personal or mixed, or tangible or intangible.

     REAL  PROPERTY - all of those  plots,  pieces or parcels of land now owned, leased or hereafter  acquired or leased by any Borrower (the  "LAND"),  wherever located,  together with the right, title and interest of such Borrower,  if any, in and to the  streets,  the  land  lying  in the bed of any  streets,  roads or avenues,  opened or proposed, the air space and development rights pertaining to the  Land  and the  right to use such air  space  and  development  rights,  all rights-of-way,  privileges, tenements, hereditaments and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting  the Land and all  royalties and rights  appertaining  to the use and enjoyment of the Land, including all alley, vault, drainage, mineral, water, oil and gas rights, together with all of the buildings and other improvements now or
hereafter   erected  on  the  Land,  and  any  fixtures   appurtenant   thereto.

     REORGANIZATION PLAN - a plan of reorganization  proposed by any Borrower or any other Person (including Lender) in Borrowers' Chapter 11 Case.

     REVOLVING  ADVANCES - shall have the  meaning  ascribed  thereto in Section
1.1(a) of the Agreement.

     S&P - Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

     SECURED CREDITOR - Eagle, as assignee of the Pre-Petition  Loan Agreements, and any permitted successor or assign to Eagle.

     SECURITY - shall have the same meaning as in Section 2(1) of the Securities
Act of 1933.

     SECURITY  DOCUMENTS - any and all security  agreements,  mortgages,  pledge agreements,  control  agreements,  UCC filings,  and any other  instruments  and agreements now or at any time  hereafter  securing or evidencing the securing of the whole or any part of the Obligations.

     SENIOR  OFFICER - the chairman of the board of  directors,  the  president, chief executive officer or the chief financial officer of Borrowers.

                                       12

     SYSTEMS - as defined in the Preamble to the Agreement.

     SUBSIDIARY  - any Person a majority of the Equity  Interests of which is at the time owned,  directly  or  indirectly,  by another  Person or by one or more other Subsidiaries or by such other Person and one or more other Subsidiaries.

     TAX  REFUND  - any  refund  of  Taxes  received  by any  Borrower  from any
Governmental Authority.

     TAXES - any present or future taxes (including value added taxes),  levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature,  including  income,  receipts,  excise,  property,  sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or  hereafter  imposed or levied by the United  States,  or any state,  local or foreign government or by any department,  agency or other political  subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding,  in the case of
Lender, taxes imposed on or measured by the net income or overall gross receipts of Lender.

     UCC - the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of New York or,  when the laws of any other  state  govern the method or manner of the creation or perfection  of any security  interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

     UNUSED  COMMITMENT  - At any  time,  the  Commitment  less  the  sum of the aggregate outstanding principal amount of the Revolving Advances, at such time.

     ACCOUNTING  TERMS.  Unless  otherwise  specified  herein,  all  terms of an accounting character used in the Agreement shall be interpreted,  all accounting determinations  under the Agreement shall be made, and all financial  statements required to be delivered  under the  Agreement  shall be prepared in  accordance with  GAAP,  applied  on  a  basis  consistent  with  the  most  recent  audited consolidated financial statement of Borrowers heretofore delivered to Lender and using the same method for inventory  valuation as used in such audited financial statements,  except  for any  change  in  which  Borrowers'  independent  public accountants  concur or as  required  by GAAP  unless  (a)  Borrowers  shall have objected to determining such compliance on such basis at the time of delivery of such  financial  statements  or (b) Lender shall so object in writing  within 30 days after the delivery of such financial statements,  in either of which events such  calculations  shall be made on a basis  consistent  with those used in the preparation of the latest financial  statements as to which such objection shall not have been  made.  In the event of any change in GAAP that  occurs  after the date of the Agreement and that is material to Borrowers,  Lender shall the right to require either that conforming adjustments be made to any financial covenants set forth in the Agreement, or the components thereof, that are affected by such change or that  Borrowers  reports its financial  condition  based on GAAP as in effect immediately prior to the occurrence of such change.

     OTHER TERMS.  All other terms  contained in the Agreement  shall have, when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

                                       13

            CERTAIN MATTERS OF  CONSTRUCTION.  The terms "herein,"  "hereof" and
"hereunder"  and other words of similar import refer to the Agreement as a whole and not to any particular  section,  paragraph or subdivision.  Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified  date to a later  specified  date,  the word "from"  means "from and including"  and the words "to" and "until"  each means "to but  excluding."  The section  titles,  table of contents  and list of exhibits  appear as a matter of convenience only and shall not affect the  interpretation of the Agreement.  All references to statutes and related  regulations  shall include any amendments of same and any  successor  statutes and  regulations;  to any of the DIP Financing
Documents shall include any and all amendment or  modifications  thereto and any and all restatements,  extensions or renewals thereof;  to any Person shall mean and include the successors and permitted  assigns of such Person; to "including"
and "include" shall be understood to mean  "including,  without  limitation;" to the time of day shall mean the time of day on the day in  question  in New York,
New York,  unless  otherwise  expressly  provided in the  Agreement;  and to any
Property of any Borrower shall mean and include all Property of such  Borrower's
Estate].  A Default or an Event of Default shall be deemed to exist at all times during the period  commencing  on the date that such Default or Event of Default occurs  to the date on which  such  Default  or Event of  Default  is  waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement; and an Event of Default shall "continue" or be "continuing"  until such Event of Default has been waived in writing by Lender.

            [The remainder of this page is intentionally left blank.]

                                       14

                                    EXHIBIT A

                             FORM OF REVOLVING NOTE

U.S. $2,500,000.00                                             December 14, 2004

     FOR VALUE RECEIVED,  the  undersigned  [DATATEC  SYSTEMS,  INC., a Delaware corporation][DATATEC  INDUSTRIES,  INC., a New Jersey corporation] ("BORROWER"), hereby unconditionally  promises to pay to the order of ALPINE ASSOCIATES,  LP a
New Jersey limited  partnership,  (herein,  together with any subsequent  holder hereof, called "LENDER"),  on or prior to [________________],  the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($2,500,000.00), or such lesser sum as may constitute the outstanding  principal  amount of all Revolving
Advances  pursuant  to the  terms of the  Credit  Agreement  referred  to below.
Borrower  likewise  unconditionally  promises to pay to Lender interest from and after the date hereof on the outstanding  principal amount of Revolving Advances at such interest  rates,  payable at such times,  and computed in such manner as specified in the Credit Agreement, in strict accordance with the terms thereof.

     This Revolving Note (this "NOTE") is issued  pursuant to, and is the "Note"
referred  to in, the  Debtor in  Possession  Revolving  Credit  Agreement  dated
December 14, 2004 among DataTec Systems,  Inc. and DataTec Industries,  Inc., as
Borrowers and Lender (as the same may be amended from time to time,  the "CREDIT
AGREEMENT"),  and Lender is and shall be entitled to all benefits thereof and of all DIP Financing Documents executed and delivered in connection therewith.  The provisions of the Credit  Agreement are  incorporated  herein by this reference.
All capitalized terms used herein,  unless otherwise defined herein,  shall have the meanings ascribed to such terms in the Credit Agreement.

     The holder of this Note is  authorized  to endorse on the schedule  annexed hereto  and made a part  hereof  or on a  continuation  thereof  which  shall be attached  hereto and made a part  hereof  the date and amount of each  Revolving
Advance

     The  repayment  of the  principal  balance  of this Note is  subject to the provisions of Section 4.7 and Section 5.2(c) of the Credit Agreement. The entire unpaid principal  balance and all accrued interest on this Note shall be due and payable immediately upon the Maturity Date as set forth in Section 5.2(c) of the
Credit Agreement.

     All  payments of  principal  and  interest in respect of this Note shall be made in  Dollars  in  immediately  available  funds as  specified  in the Credit
Agreement.

     Upon or after the occurrence of an Event of Default and for so long as such
Event of Default  exists,  the  principal  balance  and all  accrued  and unpaid interest of this Note may be declared due and payable in the manner and with the effect provided in the Credit Agreement, and the unpaid principal balance hereof shall bear  interest  at the Default  Rate as provided in Section  2.1(b) of the
Credit Agreement.  Borrower agrees to pay, and save Lender harmless against, any liability for the payment of, all costs and expenses, including, but not limited to,  reasonable  attorneys' fees,  arising in connection with the enforcement by

                               Exhibit A - Page 1

Lender of any of its rights under this Note, the Credit  Agreement or any of the other DIP Financing Documents.

     All  principal  amounts of  Revolving  Advances  made by Lender to Borrower pursuant to the Credit  Agreement,  and all accrued and unpaid interest thereon, shall be deemed  outstanding  under this Note and shall  continue to be owing by
Borrower in accordance with the terms of this Note and the Credit Agreement.

     In no contingency or event whatsoever,  whether by reason of advancement of the proceeds hereof or otherwise,  shall the amount paid or agreed to be paid to
Lender for the use,  forbearance or detention of money advanced hereunder exceed the highest  lawful rate  permissible  under any law which a court of  competent jurisdiction may deem applicable  hereto;  and, in the event of any such payment inadvertently paid by Borrower or inadvertently  received by Lender, such excess sum shall be, at Borrower's  option,  returned to Borrower forthwith or credited as a payment of principal,  but shall not be applied to the payment of interest.
It is the intent  hereof that  Borrower  not pay or  contract  to pay,  and that
Lender not receive or contract to receive,  directly or indirectly in any manner whatsoever,  interest  in excess of that  which  may be paid by  Borrower  under
Applicable Law.

     Time is of the essence of this Note.  To the fullest  extent  permitted  by
Applicable Law, Borrower, for itself and its legal  representatives,  successors and assigns, expressly waives presentment,  demand, protest, notice of dishonor, notice of non-payment,  notice of acceleration and intent to accelerate,  notice of  maturity,  notice of protest,  presentment  for the purpose of  accelerating maturity,  diligence  in  collection,  and  the  benefit  of  any  exemption  or insolvency laws.

     Wherever  possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable law, such provision shall be  ineffective to the extent of such  prohibition  or invalidity  without invalidating  the  remainder of such  provision or remaining  provisions of this
Note.  No delay or failure on the part of Lender in the exercise of any right or remedy  hereunder shall operate as a waiver  thereof,  nor as an acquiescence in any default,  nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy.  Lender,  at its option,  may enforce its rights  against any  Collateral  securing  this Note without  enforcing  its rights against Borrower,  any guarantor of the indebtedness  evidenced hereby or any other property or  indebtedness  due or to become due to Borrower.  Borrower agrees that,  without  releasing or impairing  Borrower's  liability  hereunder,
Lender may at any time release, surrender, substitute or exchange any Collateral securing  this  Note  and  may  at any  time  release  any  party  primarily  or secondarily liable for the indebtedness evidenced by this Note.

     This Note shall be construed in accordance  with, and governed by, the laws of the State of New York.

                               Exhibit A - Page 2

            IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the date first written.

                                   [DATATEC SYSTEMS, INC., a Delaware
                                   corporation

                                   By:
                                      ------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                   [DATATEC INDUSTRIES, INC., a New Jersey
                                   corporation

                                   By:
                                      ------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                               Exhibit A - Page 3